UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the registrant ☑
Filed by a party other than the registrant ☐

Check the appropriate box:

☑	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive proxy statement.
☐	Definitive additional materials.
☐	Soliciting material under Rule 14a-12.

Northern Lights Fund Trust IV
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

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	1)	Title of each class of securities to which transaction applies:
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Monarch Ambassador Income Index ETF
Monarch Blue Chips Elite Index ETF
Monarch ProCap Index ETF
Monarch Volume Factor Global Unconstrained Index ETF
Monarch Select Subsector Index ETF
Monarch Dividend Plus Index ETF
Monarch Volume Factor Dividend Tree Index ETF

Each a series of Northern Lights Fund Trust IV
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

[   ], 2026

Dear Shareholder:

As the President of Northern Lights Fund Trust IV (the “Trust”), which includes the Monarch Ambassador Income Index ETF, Monarch Blue Chips Elite Index ETF, Monarch ProCap Index ETF, Monarch Volume Factor Global Unconstrained Index ETF, Monarch Select Subsector Index ETF, Monarch Dividend Plus Index ETF and/or Monarch Volume Factor Dividend Tree Index ETF (each a “Fund,” and collectively, the “Funds”), we are writing to you about an important matter that requires your attention. On August 25, 2026, certain legacy owners of Kingsview Partners, LLC (“KP”), the parent company of Kingsview Wealth Management LLC, the Funds’ investment adviser (the “Adviser”), entered into a purchase agreement to sell an approximately [51]% interest in KP, together with its direct and indirect subsidiaries, including the Adviser, to Windsor KV Holdings, Inc., a Delaware corporation (“Windsor”). Windsor is a special purpose vehicle formed to acquire KP and is indirectly wholly owned by investment funds managed by FTV Management Company, L.P. (“FTV Capital”), a growth equity investment firm. This change of control transaction is referred to herein as the “Transaction.”

Please take a moment to read this letter and the enclosed proxy statement about important matters pertaining to your investments in one or more Funds. We are requesting your vote on important proposals affecting the Funds that are to be considered at an upcoming special meeting of shareholders of the Funds (the “Meeting”). The Meeting will be held on [November 10], 2026, in person at the offices of [Kingsview Wealth Management LLC, 1 N Wacker Dr #2405, Chicago, Illinois 60606] and virtually at [10:00 a.m.] [Central] Time. In order to attend the virtual meeting, you must pre-register at https://web.viewproxy.com/monarch/2026 by November 9, 2026 at 11:59 p.m. Eastern Time. For the reasons described below, we are asking shareholders of the Funds to:

(1)	To approve a new investment advisory agreement (“New Advisory Agreement”) between the Trust, on behalf of each Fund, and the Adviser;

(2)	To approve a new investment sub-advisory agreement (“New Sub-Advisory Agreement”) between the Adviser and Penserra Capital Management LLC, the Funds’ investment sub-adviser (the “Sub-Adviser”), on behalf of each Fund;

(3)	To approve a change in the Funds’ classification from diversified investment companies to non-diversified investment companies; and

(4)	Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The question-and-answer section that follows discusses these proposals. The proxy statement itself provides greater detail about the proposals. The Trust’s Board of Trustees recommends that you read the enclosed materials carefully and vote in favor of the proposals. Importantly, the Adviser would continue to manage the Funds under the New Advisory Agreement and the Sub-Adviser would continue to provide sub-advisory services under the New Sub-Advisory Agreement, and these new agreements will not change the services provided by the Adviser and Sub-Adviser to any of the Funds or the management fees paid by the Funds. In addition, each Fund’s investment objective will not change as a result of the Transaction. As described further in the enclosed proxy materials, each Fund’s current portfolio managers and all of the other investment advisory and sub-advisory personnel of the Adviser and Sub-Adviser who currently assist in the management of the Funds are expected to keep their current positions after the Transaction. The Transaction will not alter the number of shares you own in a Fund.

You may choose any one of the ways listed in the enclosed proxy card to vote. We request that you carefully consider these items and vote in a timely manner before the Meeting scheduled for [November 10], 2026.

Thank you for your response and for your continued investment in the Funds.

Sincerely,

Wendy Wang

President
Northern Lights Fund Trust IV

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this proxy statement?

A.	You are receiving these proxy materials – including the proxy statement and your proxy card – because you have the right to vote on three important proposals concerning the Monarch Ambassador Income Index ETF, Monarch Blue Chips Elite Index ETF, Monarch ProCap Index ETF, Monarch Volume Factor Global Unconstrained Index ETF, Monarch Select Subsector Index ETF, Monarch Dividend Plus Index ETF and Monarch Volume Factor Dividend Tree Index ETF (each a “Fund,” and collectively, the “Funds”), each a series of the Northern Lights Fund Trust IV (the “Trust”), at a special meeting of shareholders to be held on [November 10], 2026, in person at the offices of [Kingsview Wealth Management LLC, 1 N Wacker Dr #2405, Chicago, Illinois 60606] and virtually at [10:00 a.m.] [Central] Time. In order to attend the virtual meeting, you must pre-register at https://web.viewproxy.com/monarch/2026 by November 9, 2026 at 11:59 p.m. Eastern Time. Shareholders of the Funds are being asked to vote on three matters:

(1)	To approve a new investment advisory agreement (“New Advisory Agreement”) between the Trust, on behalf of each Fund, and Kingsview Wealth Management LLC, the Funds’ investment adviser (the “Adviser”). No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees;

(2)	To approve a new investment sub-advisory agreement (“New Sub-Advisory Agreement”) between the Adviser and Penserra Capital Management LLC, the Funds’ investment sub-adviser (the “Sub-Adviser”), on behalf of each Fund;

(3)	To approve a change in the Funds’ classification from diversified investment companies to non-diversified investment companies; and

(4)	The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Q.	Why am I being asked to approve the New Advisory Agreement?

A.	You are being asked to approve the New Advisory Agreement because a proposed transaction involving the Adviser and an investor providing capital to the Adviser is expected to result in a presumptive change of control of the Adviser under the Investment Company Act of 1940, as amended (the “1940 Act”), which will constitute an “assignment” of the investment advisory agreement between the Trust and the Adviser currently in effect (“Current Advisory Agreement”) under the 1940 Act and has the effect of automatically and immediately terminating that agreement. Specifically, on August 25, 2026, certain legacy owners of Kingsview Partners, LLC (“KP”), the parent company of the Adviser, entered into a purchase agreement to sell an approximately [51]% interest in KP, together with its direct and indirect subsidiaries, including the Adviser, to Windsor KV Holdings, Inc., a Delaware corporation (“Windsor”). Windsor is a special purpose vehicle formed to acquire KP and is indirectly wholly owned by FTV Management Company, L.P. (“FTV Capital”), a growth equity investment firm that has raised over $10.2 billion in committed capital since inception to invest in high-growth companies. FTV Capital is focused on making high value investments in asset and wealth management and insurance platforms and has established a long track record driving both organic and inorganic growth strategies within the financial services vertical and across the wealth/asset management and insurance landscapes. This change of control transaction is referred to herein as the “Transaction.” The expected closing date of the Transaction is on or around [September 30, 2026] (the “Closing”). While Shareholders are being asked to approve the New Advisory Agreement, they are not being asked to approve the Transaction. Moreover, with your approval, the Adviser and Sub-Adviser will continue to provide investment advisory services and sub-advisory services, respectively, to each Fund following the Transaction.

By its terms, as required by the 1940 Act, the Current Advisory Agreement will terminate automatically upon its “assignment,” a term which under the 1940 Act encompasses a direct or indirect change in control of the Adviser. In effect, this contractual provision requires the Funds’ shareholders to vote on a new investment advisory agreement whenever the voting ownership control of the Funds’ investment adviser changes. The provision is designed to ensure that shareholders have a say in determining the company or persons that manage their fund(s).

Section 2(a)(9) of the 1940 Act (“Section 2(a)(9)”) defines the term “control” as “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Section 2(a)(9) also creates certain rebuttable presumptions concerning “control” based on the ownership of a company’s voting securities. A “person” (defined to include individuals as well as companies) is presumed to control a company if they beneficially own more than 25% of the company’s voting securities, and are presumed to not control a company if they beneficially own 25% or less of the company’s voting securities “unless control actually exists in fact”. Under federal securities laws, the term “beneficial owner” is defined as a person who, either directly or indirectly, has or shares: (1) “voting power, including the power to vote, or to direct the voting of” the ownership interest; or (2) “investment power, including the power to dispose, or to direct the disposition of”, the ownership interest. Using these definitions, any transaction that results in a person who is not a presumptive control person of an adviser to a registered fund becoming a presumptive control person of that adviser, or results in a person who was a presumptive control person of such adviser becoming a presumptive non-control person, constitutes an assignment of the advisory contract with the registered fund and results in its immediate termination. When that occurs, as it will with respect to the Adviser, a shareholder vote is required to approve a new advisory contract with the adviser that has experienced the change in control.

Q.	Why am I being asked to approve the New Sub-Advisory Agreement?

A.	You are being asked to approve the New Sub-Advisory Agreement because the current sub-advisory agreement between the Adviser and Sub-Adviser (the “Current Sub-Advisory Agreement”) will terminate at the same time that the Current Advisory Agreement terminates as a result of the aforementioned change in control of the Adviser. Although there will be no change in control of the Sub-Adviser as a result of the Transaction or otherwise, the termination of the Current Advisory Agreement resulting from the change in control of the Adviser also causes the Current Sub-Advisory Agreement to terminate. The termination of the Current Sub-Advisory Agreement will occur simultaneously with the termination of the Current Advisory Agreement because, upon that termination, the Adviser will no longer be the Funds’ investment adviser pursuant to the Current Advisory Agreement, and the Sub-Adviser, as a consequence, will have no direct contractual relationship with the Funds per the Current Sub-Advisory Agreement. Because Section 15(a) of the 1940 Act makes it unlawful for any person to serve or act as an investment adviser (including as a sub-adviser) to a registered fund except pursuant to a written contract that has been approved by vote of a majority of the outstanding voting securities of the fund, and because the Current Sub-Advisory Agreement will terminate by the termination of the Current Advisory Agreement due to the Adviser’s change in control, the New Sub-Advisory Agreement must also be approved by shareholders.

Q.	What ownership changes will result from the Transaction?

A.	The Transaction will result in Windsor, a Delaware corporation, purchasing an approximately [51]% ownership and voting control interest in KP. Windsor is a special purpose vehicle formed to acquire KP and is indirectly wholly owned by investment funds managed by FTV Capital, a growth equity investment firm that has raised over $10.2 billion in committed capital since inception to invest in high-growth companies. FTV Capital is focused on making high value investments in asset and wealth management and insurance platforms and has established a long track record driving both organic and inorganic growth strategies within the financial services vertical and across the wealth/asset management and insurance landscapes. As a result of the Transaction, Windsor will have an approximately [51]% indirect majority ownership and voting control interest in the Adviser.

Q.	Will the New Advisory Agreement and the New Sub-Advisory Agreement change the management and operations of the Funds?

A.	No. The Funds’ management and operations will not change as a result of the New Advisory Agreement and the New Sub-Advisory Agreement. There will be no changes to any Fund’s portfolio management, investment objectives, principal investment strategies or principal risks.

Q.	Will there be an interim advisory agreement between the Adviser and the Trust?

A.	Yes, the Board of Trustees of the Trust (the “Trustees” or the “Board”) approved an interim investment advisory agreement pursuant to Rule 15a-4 under the 1940 Act between the Trust, on behalf of the Funds, and the Adviser (the “Interim Advisory Agreement”) at a meeting of the Board held on [August 25], 2026. The Interim Advisory Agreement currently is not effective. Rather, in the event the transaction is completed before the Meeting, or the Meeting is postponed until after the Closing, the Interim Advisory Agreement will take effect upon the change in ownership. The Interim Advisory Agreement will be effective for a period of up to 150 days after the change in ownership. As a result, shareholders of the Fund are being asked to approve the New Advisory Agreement for the Adviser to continue managing the Funds beyond the term of the Interim Advisory Agreement.

Q.	Will there be an interim sub-advisory agreement between the Adviser and the Sub-Adviser?

A.	Yes, the Board approved an interim investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreement”) at a meeting of the Board held on [August 25], 2026. The Interim Sub-Advisory Agreement currently is not effective. Rather, in the event the transaction is completed before the Meeting, or the Meeting is postponed until after the Closing, the Interim Sub-Advisory Agreement will take effect upon the change in ownership. The Interim Sub-Advisory Agreement will be effective for a period of up to 150 days after the change in ownership. As a result, shareholders of the Fund are being asked to approve the New Sub-Advisory Agreement for the Adviser to continue managing the Funds beyond the term of the Interim Sub-Advisory Agreement.

Q.	Are there any material differences between the Current Advisory Agreement, the Interim Advisory Agreement and the New Advisory Agreement?

A.	No. There are no material differences between the Current Advisory Agreement and the New Advisory Agreement other than [their effective dates]. The New Advisory Agreement is included as Appendix A to the Proxy Statement.

With respect to the Interim Advisory Agreement, the terms and conditions of the Interim Advisory Agreement are the same as the terms and conditions of the Current Advisory Agreement, with the following exceptions under Rule 15a-4 of the 1940 Act:

(1)	the Interim Advisory Agreement terminates upon the earlier of the end of the 150-day period or upon the date the New Advisory Agreement is approved by the shareholders of the Funds;

(2)	the Interim Advisory Agreement may be terminated by a Fund, upon a vote of the Board or a majority of the Fund’s outstanding shares, without payment of any penalty, on 10 calendar days’ written notice to the Adviser;

(3)	the Interim Advisory Agreement requires that all compensation earned under the Interim Advisory Agreement be held in an interest-bearing escrow account with the Funds’ custodian;

(4)	if a Fund’s shareholders approve the New Advisory Agreement by the end of the 150-day period, the Adviser will be paid the entire amount in the escrow account (including the interest earned). If shareholders of a Fund does not approve the New Advisory Agreement by the end of the 150-day period, then the Adviser will be paid, out of the escrow account, the lesser of: (a) any reasonable costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow) or (b) the total amount in the escrow account (plus interest earned on the amount while in escrow); and

(5)	such other differences in terms and conditions as the Board, all of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”), found to be immaterial.

Q.	Are there any material differences between the Current Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement?

A.	No. There are no material differences between the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement other than [their effective dates]. The New Sub-Advisory Agreement is included as Appendix C to the Proxy Statement. With respect to the Interim Sub-Advisory Agreement, the terms and conditions of the Interim Sub-Advisory Agreement are the same as the terms and conditions of the Current Sub-Advisory Agreement, with the following exceptions that are required under Rule 15a-4 of the 1940 Act:

(1)	the Interim Sub-Advisory Agreement terminates upon the earlier of the end of the 150-day period or upon the date the New Sub-Advisory Agreement is approved by the shareholders of the Funds;

(2)	the Interim Sub-Advisory Agreement may be terminated by a Fund, upon a vote of the Board or a majority of a Fund’s outstanding shares, without payment of any penalty, on 10 calendar days’ written notice to the Sub-Adviser;

(3)	the Interim Sub-Advisory Agreement requires that all compensation earned under the Interim Sub-Advisory Agreement be held in an interest-bearing escrow account with the Funds’ custodian;

(4)	if a Fund’s shareholders approve the New Sub-Advisory Agreement by the end of the 150-day period, the Sub-Adviser will be paid the entire amount in the escrow account (including the interest earned). If shareholders of the Fund does not approve the New Sub-Advisory Agreement by the end of the 150-day period, then the Sub-Adviser will be paid, out of the escrow account, the lesser of: (a) any reasonable costs incurred in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow) or (b) the total amount in the escrow account (plus interest earned on the amount while in escrow); and

(5)	such other differences in terms and conditions as the Board, all of whom are Independent Trustees, found to be immaterial.

Q.	Are there any material differences among the Current, Interim and New Operating Expenses Limitation and Security Agreements?

A.	No. There are no material differences between the Trust’s current operating expenses limitation and security agreement with the Adviser (the “Current ELA”), the Trust’s interim operating expenses limitation and security agreement with the Adviser (the “Interim ELA”) and the Trust’s new operating expenses limitation and security agreement with the Adviser (the “New ELA”). Specifically, each version of the expense limitation agreement provides that the Adviser will reduce its fees and/or absorb expenses of each Fund to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.25% of each Fund’s average daily net assets; subject to possible recoupment from the Fund in future years within three years after the fees have been waived or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of the recoupment. Each agreement applies equally to all shareholders in each Fund. Each agreement provides that it shall remain in effect until its expiration date, but the Board may terminate the agreement at any time. Each agreement also terminates automatically upon the termination of the applicable advisory agreement. The term for the New ELA will commence on the date of shareholder approval of the New Advisory Agreement and will end on [ ].

Q.	Will the Transaction, which will result in a change in control of the Adviser, and the approval of the New Advisory Agreement and the New Sub-Advisory Agreement affect my account(s) with the Fund(s)?

A.	No. The Transaction and shareholder approval of the New Advisory Agreement and the New Sub-Advisory Agreement will not affect your account(s) with the Fund(s). You will still own the same number of shares in the Fund(s) and the value of your investment(s) will not change as a result of the change of control of the Adviser. In addition, the same personnel at the Adviser and portfolio managers at the Sub-Adviser are expected to continue managing the Funds without interruption. Except for the [dates of commencement], there are no material differences between the New Advisory Agreement and the Current Advisory Agreement, or between the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement, as is discussed in more detail in the enclosed proxy statement. If approved by shareholders, the New Advisory Agreement and New Sub-Advisory Agreement will become effective upon receiving the requisite shareholder approval for each agreement.

Q.	Will approval of the New Advisory Agreement and the New Sub-Advisory Agreement affect the fees and expenses I pay as a shareholder of the Fund(s)?

A.	No. The fees and expenses that you pay as a shareholder of the Fund(s) will not change as a result of the Transaction and shareholder approval of the New Advisory Agreement and the New Sub-Advisory Agreement. It is not expected that overall fee rates paid by a Fund will increase under the New Advisory Agreement. Like the Current Advisory Agreement, under the New Advisory Agreement each Fund will pay the Adviser a fee for the advisory, supervisory, administrative and other services it requires. Approval of the New Advisory Agreement and the New Sub-Advisory Agreement will not result in any increase in the Funds’ management fees. [In addition, the Funds will not bear any portion of the costs associated with the Transaction or any costs and expenses associated with this proxy].

Q.	Are there any changes in the fee structures or expenses of the Funds as a result of the New Advisory Agreement and the New Sub-Advisory Agreement?

A.	No. The New Advisory Agreement and the Current Advisory Agreement contain identical fee structures with respect to the Funds, as do the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement.

Specifically, the New Advisory Agreement provides that the Adviser shall receive the same advisory fee from the Funds (at the rate of 0.85% of each Fund’s average daily net assets, annually, to be paid on a monthly basis) that it receives under the Current Advisory Agreement. Similarly, the New Sub-Advisory Agreement provides that the Sub-Adviser shall receive the same sub-advisory fee from the Adviser (0.03% to 0.05% of aggregate net assets, subject to an annual minimum fee of $15,000 for each Fund) that it receives under the Current Sub-Advisory Agreement.

Q.	What will happen if shareholders do not approve the New Advisory Agreement?

A.	If the New Advisory Agreement is not approved by shareholders, the Current Investment Advisory Agreement will continue in effect until the Transaction. After the closing of the Transaction, the Interim Advisory Agreement will become effective, replacing the Current Investment Advisory Agreement. The Interim Advisory Agreement will continue in effect until its expiration and upon expiration the Board will consider other alternatives, including a new or modified request for shareholder approval of a new investment advisory agreement with the Adviser, retaining a new investment adviser for the Funds (which also would need to be approved by shareholders of the Funds), or the possible liquidation and closing of the Funds. Please note that the approval of the New Advisory Agreement by the shareholders of one Fund is not contingent upon the approval of the New Advisory Agreement by the shareholders of any other Fund.

Q.	What will happen if shareholders do not approve the New Sub-Advisory Agreement?

A.	If the New Sub-Advisory Agreement is not approved by shareholders, the Current Sub-Advisory Agreement will continue in effect until the Transaction. After the closing of the Transaction, the Interim Sub-Advisory Agreement will become effective, replacing the Current Sub-Advisory Agreement. The Interim Sub-Advisory Agreement will continue in effect until its expiration and upon expiration the Board will consider other alternatives, including a new or modified request for shareholder approval of a new investment sub-advisory agreement with the Sub-Adviser, retaining a new investment sub-adviser for the Funds (which also would need to be approved by shareholders of the Funds), or the possible liquidation and closing of the Funds. Please note that the approval of the New Sub-Advisory Agreement by the shareholders of one Fund is not contingent upon the approval of the New Sub-Advisory Agreement by the shareholders of any other Fund.

Q.	Why am I being asked to approve a change in each Fund’s classification from a diversified investment company to a non-diversified investment company?

A.	As a shareholder, you are being asked to vote to approve a change in each Fund’s classification from a diversified investment company to a non-diversified investment company. This change is not a result of the Transaction. The Board believes upon a recommendation by the Adviser that such a change will be in the best interests of shareholders because it will provide more flexibility in constructing each Fund’s portfolio, allowing each Fund to closely track its respective underlying index and potentially allowing each Fund to invest more assets in attractive opportunities than might otherwise be possible if the Fund were subject to the constraints of a diversified investment company. A non-diversified fund is not limited in its investment in any one issuer by the 1940 Act. A fund’s diversification status is a fundamental policy and changing from diversified to non-diversified status requires shareholder approval under the 1940 Act.

Q.	Has the Board approved the New Advisory Agreement and the New Sub-Advisory Agreement and how do the Trustees recommend that I vote on the proposals?

A.	The Board, all of whom are Independent Trustees, unanimously approved the New Advisory Agreement and the New Sub-Advisory Agreement at a meeting of the Board held on [August 25], 2026. The Board recommends that you vote FOR all proposals.

Q.	Who is eligible to vote?

A.	Any shareholder who owned shares of a Fund as of the close of business on [September 4], 2026 (the “Record Date”), is eligible to vote.

Q.	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this Meeting?

A.	[The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by the Adviser. The Adviser will not seek reimbursement for any costs associated with the proxy statement.]

Q.	When and where will the Meeting be held?

A.	The Meeting will be held in person at the offices of [Kingsview Wealth Management LLC, 1 N Wacker Dr #2405, Chicago, Illinois 60606] and virtually at [10:00 a.m.] [Central] Time. In order to attend the virtual meeting, you must pre-register at https://web.viewproxy.com/monarch/2026 by November 9, 2026 at 11:59 p.m. Eastern Time.

Q.	How can I cast my vote?

A.	For your convenience, there are several ways you can vote:

●	By telephone, with a toll-free call to the phone number indicated on the proxy card.

●	By internet, by accessing the website shown on your proxy card and following the online instructions.

●	By mailing in your proxy card.

●	In person at the Meeting in [Little Falls Township, New Jersey] on [November 10], 2026.

●	By video on the following link: https://web.viewproxy.com/monarch/2026 on [November 10], 2026. In order to attend the virtual meeting, pre-register at https://web.viewproxy.com/monarch/2026.

To ensure that your vote is counted, your executed proxy card must be received by [11:59 p.m.] [Eastern] Time on [November 9], 2026. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail. If your shares are held through an intermediary, your intermediary may have different voting instructions or deadlines.

We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Funds to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	What vote is required to approve the proposals?

A.	The proposals each require the vote of the “majority of the outstanding voting securities” of the Funds. Under the 1940 Act and the terms of the Current Advisory Agreement, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of each Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of each Fund entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of each Fund entitled to vote thereon. Please note that the approval of the New Advisory Agreement and New Sub-Advisory Agreement by the shareholders of one Fund is not contingent upon the approval of the New Advisory Agreement and New Sub-Advisory Agreement by the shareholders of any other Fund.

Q.	What happens if I sign and return my proxy card but do not mark my votes?

A.	Your proxy will be voted in favor of the proposals.

Q.	May I revoke my proxy?

A.	You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Funds in writing or by phone. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q.	How can I obtain a copy of the Funds’ annual or semi-annual report?

A.	If you would like to receive a copy of the latest annual or semi-annual report for the Funds, please call the Funds (toll-free) at (866) 206-8741 or 1-551-368-0042 for international callers, or write to the Funds, c/o Ultimus Fund Solutions LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The reports will be furnished free of charge.

Q.	Whom should I call for additional information about this proxy statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote, please call Alliance Advisors, LLC, the Funds’ proxy solicitor, at (toll-free) (866) 206-8741 or 1-551-368-0042 for international callers.

Monarch Ambassador Income Index ETF

Monarch Blue Chips Elite Index ETF

Monarch ProCap Index ETF

Monarch Volume Factor Global Unconstrained Index ETF

Monarch Select Subsector Index ETF

Monarch Dividend Plus Index ETF

Monarch Volume Factor Dividend Tree Index ETF

 Each a series of Northern Lights Fund Trust IV

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held [November 10], 2026

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on [November 10], 2026:

This proxy statement is available at [website]

To the shareholders of Monarch Ambassador Income Index ETF, Monarch Blue Chips Elite Index ETF, Monarch ProCap Index ETF, Monarch Volume Factor Global Unconstrained Index ETF, Monarch Select Subsector Index ETF, Monarch Dividend Plus Index ETF and/or Monarch Volume Factor Dividend Tree Index ETF (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of Northern Lights Fund Trust IV, a Delaware statutory trust (the “Trust”). At a special meeting to be held in person at the offices of [Kingsview Wealth Management LLC, 1 N Wacker Dr #2405, Chicago, Illinois 60606] and virtually at [10:00 a.m.] [Central] Time. In order to attend the virtual meeting, you must pre-register at https://web.viewproxy.com/monarch/2026 by November 9, 2026 at 11:59 p.m. Eastern Time. At the special meeting, shareholders will be asked to consider and act upon the following proposals, as described in the accompanying proxy statement for the Funds:

(1)	To approve a new investment advisory agreement (“New Advisory Agreement”) between the Trust, on behalf of each Fund, and Kingsview Wealth Management LLC, the Funds’ investment adviser (the “Adviser”). No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees;

(2)	To approve a new investment sub-advisory agreement (“New Sub-Advisory Agreement”) between the Adviser and Penserra Capital Management LLC, the Funds’ investment sub-adviser (the “Sub-Adviser”), on behalf of each Fund;

(3)	To approve a change in the Funds’ classification from diversified investment companies to non-diversified investment companies; and

(4)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Trust unanimously recommends that you vote FOR these proposals.

The proposals are discussed in greater detail in the enclosed proxy statement. You are entitled to vote at the special meeting if you owned shares of any of the Funds at the close of business on [September 4], 2026 (the “Record Date”). If you attend the special meeting, you may vote your shares in person. Shareholders of record at the close of business on the Record Date are entitled to attend and vote at the Special Meeting. Eligible shareholders who intend to attend the special meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the special meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name”

through their broker will need to obtain a legal proxy from their broker and present it at the special meeting in order to vote in person. Whether or not you expect to attend the special meeting in person, we urge you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote [by telephone or through the Internet].

Your Vote is Important- Please Sign, Date and Return Your Proxy Promptly.

By Order of the Board of Trustees

Jennifer Farrell

Secretary

Northern Lights Fund Trust IV

[   ], 2026

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone voting and internet voting instructions found on the enclosed proxy card. Alternatively, you may cast your votes on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Monarch Ambassador Income Index ETF

Monarch Blue Chips Elite Index ETF

Monarch ProCap Index ETF

Monarch Volume Factor Global Unconstrained Index ETF

Monarch Select Subsector Index ETF

Monarch Dividend Plus Index ETF

Monarch Volume Factor Dividend Tree Index ETF

Each a series of Northern Lights Fund Trust IV

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Trustees” or the “Board”) of Northern Lights Fund Trust IV (the “Trust”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the Monarch Ambassador Income Index ETF, Monarch Blue Chips Elite Index ETF, Monarch ProCap Index ETF, Monarch Volume Factor Global Unconstrained Index ETF, Monarch Select Subsector Index ETF, Monarch Dividend Plus Index ETF and/or Monarch Volume Factor Dividend Tree Index ETF (each a “Fund,” and collectively, the “Funds”), to be held on [November 10], 2026, (the “Meeting”).

The Meeting has been called by the Board for the following purposes:

Funds Voting
1	To approve a new investment advisory agreement (“New Advisory Agreement”) between the Trust, on behalf of each Fund, and Kingsview Wealth Management LLC, the Funds’ investment adviser (the “Adviser”). No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.	All Funds (Shareholders of each Fund, voting separately)
2	To approve a new investment sub-advisory agreement (“New Sub-Advisory Agreement”) between the Adviser and Penserra Capital Management LLC, the Funds’ investment sub-adviser (the “Sub-Adviser”), on behalf of each Fund.	All Funds (Shareholders of each Fund, voting separately)
3	To approve a change in the Funds’ classification from diversified investment companies to non-diversified investment companies.	All Funds (Shareholders of each Fund, voting separately)
4	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of a Fund at the close of business on the record date, established as of [September 4], 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement, and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about [September 15], 2026.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held [November 10], 2026

This proxy statement is available at [ ], or by contacting the Funds at (866) 206-8741 or 1-551-368-0042 for international callers. To obtain directions to attend the Meeting, please call the Funds at (866) 206-8741 or 1-551-368-0042 for international callers. For a free copy of the applicable Fund’s latest annual and/or semi-annual report, call (toll-free) at (541) 291-4406 or write to the applicable Fund at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

PROPOSAL 1- APPROVAL OF NEW ADVISORY AGREEMENT

Background

The primary purpose of this proposal is to approve Kingsview Wealth Management LLC (the “Adviser”) to continue to serve as the investment adviser to the Funds. To do so, the Board of Trustees of the Trust (the “Board”) are requesting that shareholders approve a new advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not raise the fees paid by the Funds. The New Advisory Agreement is identical to the Funds’ current investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Current Advisory Agreement”), except for dates of commencement. The effective date of the New Advisory Agreement with respect to the Funds will be the later of (x) the date of the Closing (as defined below), expected to be on or around [September 30, 2026], and (y) the date that the respective Fund’s shareholders approve the New Advisory Agreement.

On August 25, 2026, certain legacy owners of Kingsview Partners, LLC (“KP”), the parent company of the Adviser, entered into a purchase agreement to sell an approximately [51]% interest in KP, together with its direct and indirect subsidiaries, including the Adviser, to Windsor KV Holdings, Inc., a Delaware corporation (“Windsor”). Windsor is a special purpose vehicle formed to acquire KP and is indirectly wholly owned by investment funds managed by FTV Management Company, L.P. (“FTV Capital”), a growth equity investment firm that has raised over $10.2 billion in committed capital since inception to invest in high-growth companies. FTV Capital is focused on making high value investments in asset and wealth management and insurance platforms and has established a long track record driving both organic and inorganic growth strategies within the financial services vertical and across the wealth/asset management and insurance landscapes. This change of control transaction is referred to herein as the “Transaction.” At Closing, Windsor will have an approximately [51]% indirect majority ownership and voting control interest in the Adviser. FTV Capital plans to operate the Adviser as a standalone entity, led by the Adviser’s current team of management and senior professionals, providing continuity and stability for the Funds. Because there are no material changes contemplated to the staff and structure of the Adviser, there are no expected disruptions to the nature or quality of services provided by the Adviser to the Funds. There are no changes to the advisory fee being proposed as part of the Transaction.

The closing of the Transaction will effect a “change in control” of the Adviser for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Closing”). Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of a company is presumed to control the company, and any transaction that results in such owner reducing its interest to less than 25% is presumed to constitute a change in control of an investment adviser. As a result of the Closing, the Current Advisory Agreement will automatically terminate.

At a meeting held on [August 25], 2026 (the “Board Meeting”), in anticipation of the completion of the Transaction, the Board approved the New Advisory Agreement, and an interim advisory agreement between the Adviser and the Trust (the “Interim Advisory Agreement”). The New Advisory Agreement will not be effective with respect to a Fund until approved by a majority vote of the outstanding shares of such Fund in accordance with the 1940 Act. If the Closing occurs prior to shareholder approval of the New Advisory Agreement, the Adviser will continue to manage the Funds pursuant to the Interim Advisory Agreement which will become effective upon the Closing for up to 150 days from the date of the Closing or until the New Advisory Agreement is approved by the respective Fund’s shareholders.

The Closing will not result in any change in any Fund’s investment objectives and strategies. The current personnel performing and overseeing each Fund’s investment programs at the Adviser and the Sub-Adviser are expected to continue to manage the Funds under the New Advisory Agreement. Approval of the New Advisory Agreement will not increase the advisory fees paid by any Fund or its shareholders. The effective date of the New Advisory Agreement will be the later of (x) the date of the Closing, expected to be on or around [September 30], 2026, and (y) the date it is approved by the respective Fund’s shareholders. There will be no changes to any Fund’s investment processes used by the Adviser as a result of the Closing. The composition of the Board will not be changed as a direct result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor, and transfer agent of any Fund. No changes are being proposed to these existing service providers at this time.

Please see the section below entitled “The Board’s Consideration of the Interim Advisory Agreement and the New Advisory Agreement” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Advisory Agreement.

No changes are contemplated to the advisory services that the Adviser will provide to the Funds or the advisory fees that will be paid to the Adviser for those services, and all other terms and conditions of the New Advisory Agreement are substantively identical to those of the Current Advisory Agreement.

Information About the Funds

The Funds are series of the Trust operating as exchange-traded funds. The Trust is an open-end management investment company organized as a Delaware statutory trust.

The Adviser is the Funds’ investment adviser. The Adviser is located at 509 SE 7th Street, 2nd Floor, Grant Pass, Oregon 97526.

The Sub-Adviser is the Funds’ investment sub-adviser. The Sub-Adviser is located at 4 Orinda Way, Suite 100, Orinda, CA 94563.

Ultimus Fund Solutions, LLC is the Funds’ administrator and fund accountant. It has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds and exchange traded funds.

Brown Brothers Harriman & Co. is the Funds’ transfer agent and custodian. It has its principal offices at 50 Post Office Square, Boston, Massachusetts, 02110-1548.

Northern Lights Distributors LLC is the distributor for the Funds’ shares (the “Distributor”). It has its principal offices at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022-3474. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

Information About the Adviser

The Adviser is a Delaware limited liability company with its headquarters located at 509 SE 7th Street, 2nd Floor, Grant Pass, Oregon 97526. The Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Adviser manages accounts for individuals and institutions as well as the Funds. As of February 28, 2026, the Adviser had in aggregate approximately $9.722 billion in assets under management. Other than the Funds, the Adviser does not serve as investment adviser to any other registered investment company with similar objectives to the Funds.

The Adviser has served as the investment adviser to the Funds since inception. No changes to that role are contemplated by the proposals. The Adviser is not aware of any financial condition that is reasonably likely to impair its financial ability to fulfill its commitment to the Funds under the New Advisory Agreement.

Pursuant to its advisory agreement with the Trust, on behalf of the Funds, the Adviser, subject to the oversight of the Board, and in conformity with the stated policies of the Funds, supervises the portfolio investment operations of the Funds. The Adviser has overall supervisory responsibilities for the Sub-Adviser’s general management and investment of the Funds’ securities portfolio, which are subject to review and approval by the Board. In general, the Adviser’s duties include setting the Funds’ overall investment strategies in consultation with the Sub-Adviser.

The Adviser currently performs its services to the Funds under the Current Advisory Agreement, which the Board initially considered for a two-year term and subsequently considered and renewed for additional one-year terms. The Current Advisory Agreement was last approved by the Board, all of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”), at a meeting of the Board held on July 23, 2026.

Prior to Closing, the Adviser is 100% owned by KP. At Closing, Windsor will have an approximately [51]% indirect majority ownership and voting control interest in the Adviser.

The names and principal occupations of the current principal executive officers and/or control persons of the Adviser are set forth below. The address of each is 509 SE 7th Street, 2nd Floor, Grant Pass, Oregon 97526. No changes to the current principal executive officers and/or control persons of the Adviser set forth below are expected at Closing. No officer or Trustee of the Trust is an officer, employer, director, general partner or shareholder of the Adviser.

Name	Principal Occupation/Role
Joshua M. Lewis	Chief Executive Officer
Sean P. McGillivray	Chief Operating Officer
Kevin W. Swanson	Chief Operating Officer – Asset Management
Matthew J. Stolen	Chief Compliance Officer
Neil R. Peplinski	Chief Investment Officer
John M. Belniak	President, Chief Financial Officer

The Board’s Approval of an Interim Advisory Agreement and New Advisory Agreement

In anticipation of the consummation of the Transaction, at a meeting of the Board held on [August 25], 2026, the Board, all of whom are Independent Trustees, approved, as in the best interest of the Funds and their shareholders, an interim advisory agreement between the Trust and the Adviser that would become effective on the date that the Transaction is consummated (“Interim Advisory Agreement”) if that occurs prior to shareholder approval of the New Advisory Agreement. In addition, the Board approved the New Advisory Agreement, which will become effective upon shareholder approval. The Interim Advisory Agreement will terminate with respect to a Fund upon the earlier of 150 days from the date the Current Advisory Agreement terminated or on the date the New Advisory Agreement is approved by the shareholders of the applicable Fund. If shareholder approval is obtained for the New Advisory Agreement prior to the Closing, it will not be necessary for the Trust and the Adviser to enter into the Interim Advisory Agreement. Under the 1940 Act, the New Advisory Agreement requires shareholder approval in order to become effective. Therefore, the Board is submitting the New Advisory Agreement to a vote of the shareholders of the Funds. As a shareholder of a Fund, you are entitled to vote on Proposal 1 relating to the New Advisory Agreement.

Pursuant to the New Advisory Agreement, the Adviser will serve as the investment adviser to the Funds for an initial two-year period from the effective date of the New Advisory Agreement, which would be the date that shareholders approve the New Advisory Agreement. The New Advisory Agreement will be subject to renewal annually after the initial two-year term.

The change of control of the Adviser is not expected to have any material impact on the Adviser’s business or operations or the day-to-day portfolio management of the Funds. The New Advisory Agreement and the Current Advisory Agreement are identical in all material respects other than the effectiveness dates. Additionally, the Adviser’s personnel overseeing the operations and management of the Funds and the Sub-Adviser’s personnel providing portfolio management and other services for the Funds is expected to remain exactly the same.

Section 15(f) of the 1940 Act

Because the Closing may be considered to result in a change of control of the Adviser under the 1940 Act resulting in the termination (due to a deemed assignment) of the Current Advisory Agreement, the Adviser intends for the Closing to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by the Adviser of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on any Fund as defined in Section 15(f) of the 1940 Act.

Second, during the three-year period following the Closing, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, 100% of the Trustees are classified as Independent Trustees; i.e., not interested persons of the Trust. The Board has committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the Adviser for a period of three years after the Closing.

Terms of the Current, Interim and New Advisory Agreements and Operating Expenses Limitation and Security Agreements

A copy of the New Advisory Agreement is attached as Appendix A and a copy of the new operating expenses limitation and security agreement (the “New ELA”) is attached as Appendix B. The descriptions below are summaries that discuss all relevant and material terms of those agreements. However, you should refer to Appendix A for the full text of the New Advisory Agreement and Appendix B for the full text of the New ELA. There are no material differences among the terms of the New Advisory Agreement, the Interim Advisory Agreement and the Current Advisory Agreement with respect to the services provided by the Adviser and with respect to the management fees paid to the Adviser. There are no arrangements or understandings made in connection with the New Advisory Agreement with respect to the composition of the Board or with respect to the selection or appointment of any person to any office with the Trust or the Adviser.

The Investment Advisory Agreement and Operating Expenses Limitation and Security Agreement

The terms of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except for the dates of commencement. The Current Advisory Agreement, was initially approved by the Board at a meeting held on January 20-21, 2021 with respect to Monarch Ambassador Income Index ETF, Monarch Blue Chips Elite Index ETF and Monarch ProCap Index ETF; and at a meeting held on October 24, 2023 with respect to Monarch Dividend Plus Index ETF, Monarch Select Subsector Index ETF, Monarch Volume Factor Dividend Tree Index ETF and Monarch Volume Factor Global Unconstrained Index ETF.  At the time of this Proxy Statement, the Current Advisory Agreement was most recently renewed by the Board at a meeting held on July 23, 2026.

The terms and conditions of the New Advisory Agreement are substantially similar to those of the Current Advisory Agreement and materially differ only with respect to a change in the dates of commencement. If approved by the shareholders of the Funds, the Trust, on behalf of the Funds, will enter into the New Advisory Agreement with the Adviser. Similar to the terms of the Current Advisory Agreement, the terms of the New Advisory Agreement provide that the Adviser, as investment adviser to the Funds, will supervise the portfolio investment operations of the Funds, subject to the general supervision of the Board. Specifically, the Adviser will perform each of the following, or delegate such to the Sub-Adviser: (i) provide the Funds with investment research, advice, management and supervision, (ii) furnish a continuous investment program for a Fund’s portfolio of securities and other investments, (iii) determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by each Fund and what portion of the assets of a Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), (iv) place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it, and (v) instruct all brokers or dealers executing orders with respect to the Account Assets to forward to the custodian and to the Adviser, or its third party designee copies of all brokerage confirmations promptly after execution of the transaction.

In carrying out its responsibilities described above, the Adviser may delegate responsibilities and duties to sub-advisers, including the Sub-Adviser, at the Adviser’s own cost and expense. Such arrangements will not reduce the responsibilities or obligations of the Adviser under the New Advisory Agreement. The Adviser will supervise and oversee the activities of any such sub-adviser.

Under the New Advisory Agreement, the Adviser will be entitled to receive an annual management fee (computed daily and payable monthly) of 0.85% of the Fund’s average daily net assets, which is the same as the management fee payable under the Current Advisory Agreement.

The New Advisory Agreement will become effective upon approval by the shareholders of the Fund. The New Advisory Agreement will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance, or (b) a vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act). Identical to the terms of the Current Advisory Agreement, the terms of the New Advisory Agreement provide that the Board, the Fund’s shareholders, or the Adviser may terminate the agreement at any time, on 60 days’ written notice, without the payment of any penalty. Additionally, the Adviser or the Board may terminate the agreement in the event of a breach of a provision of the agreement if the breach is not cured within 15 days of notice of the breach. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Also identical to the terms of the Current Advisory Agreement, the New Advisory Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the New Advisory Agreement or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust, the Adviser will not be subject to any liability to the Funds or any shareholder for any error of judgment, mistake of law or any loss suffered by the Trust in connection with any matter to which this New Advisory Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the New Advisory Agreement shall in any way constitute a waiver or limitation of such rights which the Trust or the Funds may have under federal securities laws. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation.

The Adviser also contractually agrees, to reduce its fees and/or absorb expenses of each Fund, until at least June 30, 2027, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) would not exceed 1.25% of each Fund’s average daily net assets; subject to possible recoupment from the Fund in future years within three years after the fees had been waived or reimbursed if such recoupment could be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of the recoupment.

For the fiscal year ended February 28, 2026, the Adviser earned (and waived or reimbursed) the following advisory fees:

Fund	Advisory Fees Earned	Advisory Fees (Waived) or Recaptured	Net Fees Earned by the Adviser	Fund Expenses Reimbursed by the Adviser	Amount Subject to Recoupment
Monarch Ambassador Income Index ETF	$1,176,779	$0	$1,176,779	$0	$0
Monarch Blue Chips Elite Index ETF	$1,121,163	$0	$1,121,163	$0	$0
Monarch Dividend Plus Index ETF	$473,707	$0	$473,707	$0	$0
Monarch ProCap Index ETF	$1,899,326	$0	$1,899,326	$0	$0
Monarch Select Subsector Index ETF	$892,900	$0	$892,900	$0	$0
Monarch Volume Factor Dividend Tree Index ETF	$647,675	$0	$647,675	$0	$0
Monarch Volume Factor Global Unconstrained Index ETF	$939,734	$0	$939,734	$0	$0

The Board also approved the New ELA, as the current operating expenses limitation and security agreement (“Current ELA”) expires upon the termination of the Current Advisory Agreement. The New ELA will become effective upon shareholder approval of the New Advisory Agreement, and its substantive terms, are identical to the terms of the Current ELA, except for the dates of commencement. The New ELA may be terminated by the Board at any time upon 60 days’ written notice to the Adviser. Termination of the New ELA shall not affect the obligation (including the amount of the obligation) of the Funds to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination, provided that no repayment of such waived fees and/or reimbursed expenses will occur more than three (3) years following the date such waiver or reimbursement was made. Fees that the Adviser waives voluntarily are not subject to recoupment under the New ELA or the Current ELA. The New ELA would terminate no earlier than [ ]. The New ELA provides that it shall remain in effect until its expiration date, but the Board may terminate the New ELA at any time upon 60 days’ written notice to the Adviser. The New ELA also terminates automatically upon the termination of the New Advisory Agreement.

Interim Advisory Agreement and Interim Expense Limitation Agreement

As a result of the Closing potentially occurring prior to shareholder approval of the New Advisory Agreement, the Trust faced the potential that the Trust would not, after the Closing, have an investment advisory agreement in place for the Funds that has been approved by shareholders of the Funds in accordance with the 1940 Act. In anticipation of the consummation of the Transaction, the Board, all of whom are Independent Trustees, approved the Interim Advisory Agreement. The Interim Advisory Agreement will become effective on the date the Transaction is consummated, if shareholder approval of the New Advisory Agreement is not obtained. Pursuant to Rule 15a-4 under the 1940 Act, the Interim Advisory Agreement does not require shareholder approval.

In deciding to approve the Interim Advisory Agreement, the Board determined, among other things, that the scope and quality of services to be provided to the Funds under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Current Advisory Agreement and that the compensation under the Interim Advisory Agreement is no greater than the compensation the Adviser would have received under the Current Advisory Agreement. As required under Rule 15a-4 under the 1940 Act, the terms and conditions of the Interim Advisory Agreement are the same as the terms and conditions of the Current Advisory Agreement, with the following exceptions:

(1)	The Interim Advisory Agreement terminates upon the earlier of the end of 150 days from the date the Current Advisory Agreement terminated or upon the date the New Advisory Agreement is approved by the shareholders of the Funds;

(2)	The Interim Advisory Agreement may be terminated by the Trust, on behalf of a Fund, upon a vote of the Board or a majority of the Fund’s outstanding shares, without payment of any penalty, on 10 calendar days’ written notice to the Adviser;

(3)	The Interim Advisory Agreement requires that all compensation earned under the Interim Advisory Agreement be held in an interest-bearing escrow account with the Funds’ custodian;

(4)	If shareholders approve the New Advisory Agreement with the Adviser by the end of the 150-day period, the Adviser will be paid the entire amount in the escrow account (including the interest earned). If shareholders do not approve the New Advisory Agreement with the Adviser by the end of the 150-day period, then the Adviser will be paid, out of the escrow account, the lesser of: (x) any reasonable costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow) or (y) the total amount in the escrow account (plus interest earned on the amount while in escrow); and

(5)	Such other differences in terms and conditions as the Board, including a majority of the Independent Trustees, found to be immaterial.

In addition, the Board approved the Interim ELA. The Interim ELA will become effective on at Closing, the date the Transaction is consummated, and its terms are substantially similar to the terms of the Current ELA, except that the Interim ELA will expire at the end of the term of the Interim Advisory Agreement. The Current ELA was set to expire on June 30, 2027; however, by its terms it expires upon the termination of the Current Advisory Agreement.

Under the Interim ELA, the Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.25% of each Fund’s average daily net assets; subject to possible recoupment from the Fund in future years within three years after the fees have been waived or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of the recoupment.

If the New Advisory Agreement is not approved by shareholders, the Interim Advisory Agreement will continue in effect until its expiration and the Board will consider other alternatives, including a new or modified request for shareholder approval of a new investment advisory agreement with the Adviser, retaining a new investment adviser for the Funds (which also would need to be approved by shareholders of the Funds), or the possible liquidation and closing of the Funds.

The Board’s Consideration of the Interim Advisory Agreement and the New Advisory Agreement

[At a meeting held on August 25, 2026, the Board, including all of the Independent Trustees, met to consider the approval of the Interim Advisory Agreement and New Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser.

In advance of the August 25, 2026 meeting, the Board requested and received materials to assist them in considering the Interim Advisory Agreement and New Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Interim Advisory Agreement and New Advisory Agreement, the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, a memorandum prepared by the Independent Trustees’ independent legal counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the approval of the Interim Advisory Agreement and New Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included materials relating to the Adviser (including select financial information of the Adviser, bibliographic information regarding the Adviser’s key management, and investment advisory personnel, and comparative fee, expense and performance information relating to the Funds) and Windsor KV Holdings, Inc., the entity acquiring a controlling interest in the Adviser. The Board also engaged in conversations directly with representatives of the Adviser at the August 25, 2026 meeting discussing, among other things, the terms, conditions, and expected timing of the Closing and the reasons that the Adviser was undergoing the Transaction. Based on their evaluation of the information provided by the Adviser, in conjunction with information provided by the Funds’ other service providers, the Board, by a unanimous vote, approved the Interim Advisory Agreement and New Advisory Agreement with respect to the Funds. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the Interim Advisory Agreement and New Advisory Agreement and reaching their conclusions, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Interim Advisory Agreement and New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Interim Advisory Agreement and New Advisory Agreement. The following summarizes the Board’s review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. The Board reviewed the key personnel who would continue servicing the Funds, noting the experience and background of each. The Board discussed the services provided by the Adviser to the Funds, which include portfolio management and index management services, noting that no changes with respect to the advisory services are expected as a result of the Transaction. The Board considered that the scope of services that the Adviser would provide under the New Advisory Agreement and Interim Advisory Agreement, were not expected to differ substantially from the scope of services provided under the Current Advisory Agreement, except to the extent such services were enhanced by the investment and resources provided by Windsor and its affiliates. For each Fund, the Board concluded that the nature, extent and quality of services proposed to be provided by the Adviser would likely benefit each Fund and its respective shareholders.

Performance.

Monarch AI – The Board noted that Monarch AI maintained a tight bid/ask spread and an acceptable tracking error to the index it seeks to track. The Board observed that Monarch AI outperformed its Morningstar category and peer group medians for the 1-year period ended April 30, 2026. The Board further observed that Monarch AI underperformed its Morningstar category and peer group medians for the 3-year, 5-year and since inception period ended April 30, 2026. The Board noted that Monarch AI ranked in the first quartile of its peer group and Morningstar category with respect to its net returns for the 1-year period ended April 30, 2026. The Board concluded that Monarch AI’s tracking error was acceptable.

Monarch BCE – The Board noted that Monarch BCE maintained a tight bid/ask spread and an acceptable tracking error to the index it seeks to track. The Board observed that Monarch BCE underperformed its Morningstar category and peer group medians for the 1-year, 3-year, 5-year and since inception periods ended April 30, 2026. The Board further observed that Monarch BCE ranked in the first quartile in its peer group and Morningstar category for all periods with respect to its standard deviation. The Board concluded that Monarch BCE’s tracking error was acceptable.

Monarch DP – The Board noted that Monarch DP maintained a tight bid/ask spread and an acceptable tracking error to the index it seeks to track. The Board observed that Monarch DP underperformed its Morningstar category and peer group medians for the 1-year and since inception periods ended April 30, 2026. The Board noted that Monarch DP ranked in the second quartile of its peer group and Morningstar category with respect to its standard deviation for the same periods. The Board concluded that Monarch DP’s tracking error was acceptable.

Monarch PC – The Board noted that Monarch PC maintained a tight bid/ask spread and an acceptable tracking error to the index it seeks to track. The Board observed that Monarch PC underperformed the Morningstar category across the 1-year, 3-year, 5-year and since inception periods ended April 30, 2026. The Board further observed that Monarch PC underperformed the peer group median for the 1-year and 3-year period ended April 30, 2026, but it outperformed the peer group median for the 5-year and since inception periods ended April 30, 2026. The Board concluded that Monarch PC’s tracking error was acceptable.

Monarch SSE – The Board noted that Monarch SSE maintained a tight bid/ask spread and an acceptable tracking error to the index it seeks to track. The Board observed that Monarch SSE underperformed its peer group and Morningstar category medians for the 1-year and since inception periods ended April 30, 2026. The Board concluded that Monarch SSE’s tracking error was acceptable.

Monarch FDT – The Board noted that Monarch FDT maintained a tight bid/ask spread and an acceptable tracking error to the index it seeks to track. The Board observed that Monarch FDT outperformed its peer group and Morningstar category medians for the 1-year and since inception periods ended April 30, 2026. The Board further observed that Monarch FDT ranked in the second quartile of its peer group and first quartile of its Morningstar category in terms of its net returns. The Board concluded that Monarch FDT’s tracking error was acceptable.

Monarch FGU – The Board noted that Monarch FGU maintained a tight bid/ask spread and an acceptable tracking error to the index it seeks to track. The Board observed that Monarch FGU outperformed its Morningstar category and peer group medians for the 1-year and since inception period ended April 30, 2026. The Board further observed that Monarch FGU ranked in the first quartile of its peer group and Morningstar category with respect to net returns for the same periods. The Board concluded that Monarch FGU’s tracking error was acceptable.

Fees and Expenses.

The Board noted the Adviser’s representation that the advisory fee charged to each Fund would not change following the closing of the Transaction. The Board therefore took into account comparative fee information from the Broadridge report based upon the current advisory fee charged under the Current Advisory Agreement.

Monarch AI – The Board observed that the advisory fee of 0.85% and net expense ratio of 1.03% for Monarch AI were above the Morningstar category and peer group medians and averages. The Board further observed that the advisory fee was lower than the peer group and Morningstar category highs of 1.00% and 1.50%, respectively. The Board noted that the net expense ratio was lower than the peer group and Morningstar category highs of 1.65% and 1.82%, respectively. The Board acknowledged the Adviser’s intent to renew the expense limitation agreement. The Board noted the Adviser’s representation that the advisory fee charged to Monarch AI would not change following the closing of the Transaction. The Board concluded that the advisory fee for Monarch AI was not unreasonable.

Monarch BCE – The Board observed that the advisory fee of 0.85% and net expense ratio of 1.03% for Monarch BCE were above the Morningstar category and peer group medians and averages. The Board noted that the advisory fee and net expense ratio for Monarch BCE was lower than the highs of its Morningstar category, which was 1.25% each. The Board acknowledged Adviser’s intent to renew the expense limitation agreement. The Board noted the Adviser’s representation that the advisory fee charged to Monarch BCE would not change following the closing of the Transaction. The Board concluded that the advisory fee for Monarch BCE was not unreasonable.

Monarch DP – The Board reviewed that the advisory fee and net expense ratio of 0.85% and 1.20%, respectively, for Monarch DP were higher than the peer group and Morningstar category averages and medians. The Board observed that the net expense ratio was equal to the Morningstar category high, and the advisory fee was lower than the Morningstar category high of 0.99%. The Board acknowledged Adviser’s intent to renew the expense limitation agreement. The Board noted the Adviser’s representation that the advisory fee charged to Monarch DP would not change following the closing of the Transaction. The Board concluded that the advisory fee for Monarch DP was not unreasonable.

Monarch PC – The Board observed that the advisory fee and net expense ratio of 0.85% and 0.98%, respectively, for Monarch PC were higher than the peer group and Morningstar category averages and medians. The Board noted that the advisory fee of Monarch PC was equal to the peer group high and lower than the Morningstar category high of 1.00%. The Board further noted that the net expense ratio of Monarch PC was lower than the peer group and Morningstar category high of 1.41% each. The Board acknowledged Adviser’s intent to renew the expense limitation agreement. The Board noted the Adviser’s representation that the advisory fee charged to Monarch PC would not change following the closing of the Transaction. The Board concluded that the advisory fee for Monarch PC was not unreasonable.

Monarch SSE – The Board noted that the advisory fee of 0.85% for Monarch SSE was higher than the peer group and Morningstar category averages and medians but lower than the Morningstar category high of 0.99%. The Board observed that the net expense ratio of 1.08% for Monarch SSE was higher than its peer group and Morningstar category averages and medians but lower than the highs of each, which was 1.49%. The Board acknowledged Adviser’s intent to renew the expense limitation agreement. The Board noted the Adviser’s representation that the advisory fee charged to Monarch SSE would not change following the closing of the Transaction. The Board concluded that the advisory fee for Monarch SSE was not unreasonable.

Monarch FDT – The Board observed that the advisory fee of 0.85% for Monarch FDT was higher than the Morningstar category median of 0.78% and average of 0.83%, equal to the peer group median and lower than the peer group average. The Board further observed that the net expense ratio of 1.11% for Monarch FDT was higher than the peer group median of 1.10%, equal to the Morningstar category median and lower than the Morningstar category and peer group averages. The Board acknowledged Adviser’s intent to renew the expense limitation agreement. The Board noted the Adviser’s representation that the advisory fee charged to Monarch FDT would not change following the closing of the Transaction. The Board concluded that the advisory fee for Monarch FDT was not unreasonable.

Monarch FGU – The Board noted that the advisory fee of 0.85% for Monarch FGU was higher than its peer group and Morningstar category averages and medians but lower than the Morningstar category high of 1.00% and equal to the peer group high. The Board further noted that the net expense ratio of 1.05% for Monarch FGU was higher than its peer group and Morningstar category averages and medians but lower than the highs of 1.41% each. The Board acknowledged Adviser’s intent to renew the expense limitation agreement. The Board noted the Adviser’s representation that the advisory fee charged to Monarch FGU would not change following the closing of the Transaction. The Board concluded that the advisory fee for Monarch FGU was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by the Adviser for each of the Funds and observed that the Adviser was earning a modest profit from each of the Funds. The Board acknowledged that, given the timing of the Transaction, it was premature to project with certainty the future profitability of the Adviser from managing the Funds; however, the Adviser’s officers represented that the anticipated profitability from managing the Funds is expected to remain consistent with current levels in the near term. The Board determined that excessive profitability was not an issue for the Adviser with respect to the Funds at this time.

Economies of Scale. The Board considered whether economies of scale had been reached with respect to the management of the Funds. The Board noted that there were no perceived economies of scale at this time, but the Adviser indicated a willingness to revisit the topic at higher asset levels. The Board noted that potential economies of scale that may result from the Transaction would be considered further in future contract reviews as the relationship between the Adviser and Windsor matures and additional information becomes available.

Fall-Out Benefits. The Board considered whether the Adviser or any of its affiliates might receive “fall-out” benefits or other ancillary benefits as a result of their relationship with the Funds, such as soft dollar arrangements, research services, or referrals to other Windsor businesses. The Board considered that Windsor was not affiliated with any of the Funds’ other service providers, and therefore, would not benefit from those contractual relationships.

Conclusion. Having requested such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Interim Advisory Agreement and New Advisory Agreement, and with the advice of independent counsel, the Board determined that approval of the Interim Advisory Agreement and New Advisory Agreement, between the Adviser and the Trust, on behalf of the Funds, was in the best interests of the Funds and their shareholders.]

For the reasons set forth above, the Board unanimously recommends that shareholders of the Funds vote in favor of Proposal 1 to approve the New Advisory Agreement.

PROPOSAL 2 – APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

Shareholders of the Funds are being asked in Proposal 2 to approve the New Sub-Advisory Agreement. The solicitation of shareholder votes on Proposal 2 is necessary because, as discussed in Proposal 1, the Transaction will result in a change in control of the Adviser, which will cause the Current Advisory Agreement with the Fund to automatically and immediately terminate, as required by the terms of the Current Advisory Agreement and the requirements of Section 15(a) of the 1940 Act. Although there will be no change in control of the Sub-Adviser as a result of these transactions, the termination of the Current Advisory Agreement that results from the Adviser’s change in control will causes the current sub-advisory agreement between the Adviser and Sub-Adviser (the “Current Sub-Advisory Agreement”) to terminate simultaneously with the termination of the Current Advisory Agreement, because the Adviser will no longer contractually serve as the Funds’ investment adviser pursuant to the Current Advisory Agreement and therefore could not be a party to a sub-advisory agreement with the Sub-Adviser or delegate any responsibilities to the Sub-Adviser under the Current Advisory Agreement. Section 15(a) of the 1940 Act makes it unlawful for any person to serve or act as an investment adviser (including a sub-adviser) to a registered fund except pursuant to a written contract that has been approved by vote of a majority of the outstanding voting securities of the fund. Because the Current Sub-Advisory Agreement will be terminated by the termination of the Current Advisory Agreement that will occur as a result of the Adviser’s change in control, the New Sub-Advisory Agreement must be approved by the Funds’ shareholders.

No changes are contemplated to the sub-advisory services that the Sub-Adviser will provide to the Funds or the sub-advisory fees that the Sub-Adviser will be paid for those services, and all other terms and conditions of the New Sub-Advisory Agreement are substantively identical to those of the Current Sub-Advisory Agreement.

Information About the Sub-Adviser

The Sub-Adviser is a New York limited liability company with its headquarters located at 4 Orinda Way, Suite 100, Orinda, CA 94563. The Sub-Adviser is an investment adviser registered with the SEC under the Advisers Act. As of February 28, 2026, the Sub-Adviser had in aggregate approximately $19.6 billion in assets under management. Other than the Funds, the Sub-Adviser does not serve as investment adviser to any other registered investment company with similar objectives to the Funds.

The Sub-Adviser has served as the investment sub-adviser to the Funds since inception. No changes to that role are contemplated by the proposals. The Sub-Adviser is not aware of any financial condition that is reasonably likely to impair its financial ability to fulfill its commitment to the Funds under the New Sub-Advisory Agreement.

Pursuant to a sub-advisory agreement with the Adviser, and under the supervision of the Adviser, the Sub-Adviser is responsible for making investment decisions and executing portfolio transactions for the Funds. In addition, the Sub-Adviser is responsible for maintaining certain transaction and compliance related records of the Funds.

The Sub-Adviser currently performs its services to the Adviser under the Current Sub-Advisory Agreement, which was effective for an initial two-year period and was subsequently renewed for additional one-year terms. The Current Sub-Advisory Agreement was last approved by the Board, all of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”), at a meeting of the Board held on July 23, 2026

The names and principal occupations of the current principal executive officers and/or control persons of the Sub-Adviser are set forth below. The address of each is 4 Orinda Way, Suite 100, Orinda, CA 94563. No changes are expected at Closing. No officer or Trustee of the Trust is an officer, employer, director, general partner or shareholder of the Sub-Adviser.

Name	Principal Occupation/Role
George Madrigal	President, Chief Executive Officer
Anthony Castelli	Chief Operating Officer
Dustin A. Lewellyn	Chief Investment Officer
Ernesto D. Tong	Managing Director
Katherine S. Drury	Chief Compliance Officer

The names and biographies of the Sub-Adviser’s personnel who serve as the Funds’ portfolio managers are set forth below:

●	Dustin Lewellyn has been a Managing Director with the Sub-Adviser since 2012. He was President and Founder of Golden Gate Investment Consulting LLC from 2011 through 2015. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio accounting and portfolio management at a large asset management firm for more than six years.

●	Ernesto Tong has been a Managing Director with the Sub-Adviser since 2015. Prior to joining the Sub-Adviser, Mr. Tong spent seven years as a vice president at Blackrock, where he was a portfolio manager for a number of the iShares ETFs, and prior to that, he spent two years in the firm’s index research group.

●	Christine Johanson has served as a Director with the Sub-Adviser since 2023. Ms. Johanson was a Director on the US Transition Management Team at BlackRock from 2022 to 2023. Prior to that, Ms. Johanson served as the global Head of Fixed Income Transition for Russell Investments for four years.

There will be no changes to the Funds’ portfolio managers as a result of the Transaction.

The Board’s Approval of an Interim Sub-Advisory Agreement and a New Sub-Advisory Agreement

Prior to and in anticipation of the recent consummation of the Transaction that will result in a change in control of the Adviser, and the related consequence of that termination also terminating the Current Sub-Advisory Agreement, the Board, all of whom are Independent Trustees, at a meeting of the Board that occurred on [August 25], 2026, approved as in the best interest of the Funds and their shareholders an interim sub-advisory agreement that will become effective on the date that the Transaction is consummated (“Interim Sub-Advisory Agreement”). In addition, the Board approved the New Sub-Advisory Agreement, subject to shareholder approval, which will become effective upon shareholder approval. The Interim Sub-Advisory Agreement will terminate with respect to a Fund upon the earlier of 150 days from the date the Current Sub-Advisory Agreement terminated or on the date the New Sub-Advisory Agreement is approved by the shareholders of the applicable Fund. If shareholder approval is obtained for the New Sub-Advisory Agreement prior to the Closing, it will not be necessary for the Adviser and the Sub-Adviser to enter into the Interim Sub-Advisory Agreement. Under the 1940 Act, the New Sub-Advisory Agreement requires shareholder approval in order to become effective. Therefore, the Board is submitting the New Sub-Advisory Agreement to a vote of the shareholders of the Funds. As a shareholder of a Fund, you are entitled to vote on that matter.

Pursuant to the New Sub-Advisory Agreement, the Sub-Adviser will serve as the investment sub-adviser to the Funds for an initial two-year period from the effective date of the New Sub-Advisory Agreement, which would be the date that shareholders approve the New Sub-Advisory Agreement. The New Sub-Advisory Agreement will be subject to renewal annually after the initial two-year term.

The change of control of the Adviser is not expected to have any material impact on the Sub-Adviser, or on business or operations or the day-to-day portfolio management of the Funds. The New Sub-Advisory Agreement and the Current Sub-Advisory Agreement are identical in all material respects other than the effectiveness dates. Finally, the

Adviser personnel overseeing the operations and management of the Funds and the personnel at the Sub-Adviser providing portfolio management and other services for the Funds is expected to remain exactly the same.

Terms of the Current, Interim and New Sub-Advisory Agreements

A copy of the New Sub-Advisory Agreement is attached as Appendix C. The description below is a summary that discusses all relevant and material terms of this agreement. However, you should refer to Appendix C for the full text of the New Sub-Advisory Agreement. There are no material differences among the terms of the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the Current Sub-Advisory Agreement with respect to the services provided by the Sub-Adviser and with respect to the sub-advisory fees paid to the Sub-Adviser. There are no arrangements or understandings made in connection with the New Sub-Advisory Agreement with respect to the composition of the Board or with respect to the selection or appointment of any person to any office with the Trust or the Sub-Adviser.

The Sub-Advisory Agreement.

The terms and conditions of the New Sub-Advisory Agreement are substantially similar to those of the Current Sub-Advisory Agreement and differ only with respect to a change in the effective date and the termination date. The New Sub-Advisory Agreement will become effective with respect to a Fund on the date of approval by the shareholders of the applicable Fund and will have an initial term of two years.

If approved by the shareholders of the Funds, the Adviser will enter into the New Sub-Advisory Agreement with the Sub-Adviser. Similar to the terms of the Current Sub-Advisory Agreement, the terms of the New Sub-Advisory Agreement provide that the Sub-Adviser will, under the supervision of the Adviser, invest the assets of the Funds in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Funds’ current prospectus and statement of additional information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser or Sub-Adviser.

Under the New Sub-Advisory Agreement, as compensation for the sub-advisory services the Sub-Adviser provides to each Fund, the Adviser will pay the Sub-Adviser an annual percentage rate of each Fund’s average daily net assets or a minimum fee as follows, which are the same fees payable under the Current Sub-Advisory Agreement:

●	0.05% on the first $100 million in aggregate net assets;

●	0.04% on the next $400 million in aggregate net assets;

●	0.03% on aggregate net assets in excess of $500 million.

The Sub-Adviser will receive an annual minimum fee of $15,000 for each Fund. The fee paid to the Sub-Adviser by the Adviser will be paid from the Adviser’s management fee and is not an additional cost to the Funds.

The New Sub-Advisory Agreement will become effective with respect to a Fund upon the later of: (x) the date of the Closing, expected to be on or around [September 30, 2026], and (y) the date that the respective Fund’s shareholders approve the New Sub-Advisory Agreement. The New Sub-Advisory Agreement will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance, or (b) a vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act). Identical to the terms of the Current Sub-Advisory Agreement, the terms of the New Sub-Advisory Agreement provide that the Board, the Funds’ shareholders, or the Sub-Adviser may terminate the agreement at any time, on 60 days’ written notice, without the payment of any penalty. The New Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder, or upon the termination of the New Advisory Agreement.

Also identical to the terms of the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of the Sub-Adviser’s duties under the New Sub-Advisory Agreement or violation of applicable law, the Sub-Adviser will not be subject to any liability to the Funds, the Trust, the Adviser or their respective affiliates and controlling persons.

Interim Sub-Advisory Agreement.

As a result of the Closing potentially occurring prior to shareholder approval of the New Sub-Advisory Agreement, the Trust faced the potential that the Trust would not, after the Closing, have an investment sub-advisory agreement or sub-advisory agreement in place for the Funds that has been approved by shareholders of the Funds in accordance with the 1940 Act. In anticipation of the consummation of the Transaction, the Board, all of whom are Independent Trustees, approved the Interim Sub-Advisory Agreement. The Interim Sub-Advisory Agreement will become effective at Closing, the date the Transaction is consummated, if shareholder approval of the New Sub-Advisory Agreement is not obtained. Pursuant to Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement does not require shareholder approval.

In deciding to approve the Interim Sub-Advisory Agreement, the Board determined, among other things, that the scope and quality of services to be provided to the Funds under the Interim Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Current Sub-Advisory Agreement and that the compensation under the Interim Sub-Advisory Agreement is no greater than the compensation the Sub-Adviser would have received under the Current Sub-Advisory Agreement. As required under Rule 15a-4 under the 1940 Act, the terms and conditions of the Interim Sub-Advisory Agreement are the same as the terms and conditions of the Current Sub-Advisory Agreement, with the following exceptions:

(1)	The Interim Sub-Advisory Agreement terminates upon the earlier of the end of the 150-day period or upon the date the New Sub-Advisory Agreement is approved by the shareholders of the Funds;

(2)	The Interim Sub-Advisory Agreement may be terminated by the Trust, on behalf of a Fund, upon a vote of the Board or a majority of the Fund’s outstanding shares, without payment of any penalty, on 10 calendar days’ written notice to the Sub-Adviser;

(3)	The Interim Sub-Advisory Agreement requires that all compensation earned under the Interim Sub-Advisory Agreement be held in an interest-bearing escrow account with the Funds’ custodian;

(4)	If shareholders approve the New Sub-Advisory Agreement with the Sub-Adviser by the end of the 150-day period, the Sub-Adviser will be paid the entire amount in the escrow account (including the interest earned). If shareholders do not approve the New Sub-Advisory Agreement with the Sub-Adviser by the end of the 150-day period, then the Sub-Adviser will be paid, out of the escrow account, the lesser of: (x) any reasonable costs incurred in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow) and (y) the total amount in the escrow account (plus interest earned on the amount while in escrow); and

(5)	Such other differences in terms and conditions as the Board, including a majority of the Independent Trustees, found to be immaterial.

If the New Sub-Advisory Agreement is not approved by shareholders, the Board will consider other alternatives, including a new or modified request for shareholder approval of a new investment sub-advisory agreement with the Sub-Adviser, retaining a new investment sub-adviser for the Funds (which also would need to be approved by shareholders of the Funds), or the possible liquidation and closing of the Funds.

The Board’s Consideration of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement

[At a meeting held on August 25, 2026, the Board, including all of the Independent Trustees, met to consider the approval of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement between the Adviser and the Sub-Adviser, on behalf of the Funds.

In advance of the August 25, 2026 meeting, the Board requested and received materials to assist them in considering the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, a memorandum prepared by the Independent Trustees’ independent legal counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the approval of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and comparative information relating to the sub-advisory fee and other expenses of the Fund. The materials also included materials relating to the Sub-Adviser (including select financial information of the Sub-Adviser, bibliographic information regarding the Sub-Adviser’s key management personnel, and comparative fee, expense and performance information relating to the Funds) and other pertinent information. The Board also engaged in conversations directly with representatives of the Sub-Adviser at the August 25, 2026 meeting discussing, among other things, the terms, conditions, and expected timing of the Closing and the reasons that the Sub-Adviser was undergoing the Transaction. Based on their evaluation of the information provided by the Sub-Adviser, in conjunction with information provided by the Funds’ other service providers, the Board, by a unanimous vote, approved the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement with respect to the Funds. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and reaching their conclusions, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement. The following summarizes the Board’s review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. The Board reviewed the key personnel who would continue servicing the Funds, noting the experience and background of each. The Board discussed the services provided by the Sub-Adviser to the Funds, which included trading sub-advisory services, noting that no changes are expected as a result of the Transaction. The Board considered that the scope of services that the Sub-Adviser would provide under the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement is not expected to differ substantially from the scope of services provided under the Current Sub-Advisory Agreement. For each Fund, the Board concluded that the nature, extent and quality of services proposed to be provided by the Sub-Adviser under the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement are likely to benefit each Fund and its respective shareholders.

Performance.

Monarch AI – The Board noted that Monarch AI maintained a tight bid/ask spread and an acceptable tracking error to the index it seeks to track. The Board observed that Monarch AI outperformed its Morningstar category and peer group medians for the 1-year period ended April 30, 2026. The Board further observed that Monarch AI underperformed its Morningstar category and peer group medians for the 3-year, 5-year and since inception period ended April 30, 2026. The Board noted that Monarch AI ranked in the first quartile of its peer group and Morningstar category with respect to its net returns for the 1-year period ended April 30, 2026. The Board concluded that Monarch AI’s tracking error was acceptable.

Monarch BCE – The Board noted that Monarch BCE maintained a tight bid/ask spread and an acceptable tracking error to the index it seeks to track. The Board observed that Monarch BCE underperformed its Morningstar category and peer group medians for the 1-year, 3-year, 5-year and since inception periods ended April 30, 2026. The Board further observed that Monarch BCE ranked in the first quartile in its peer group and Morningstar category for all periods with respect to its standard deviation. The Board concluded that Monarch BCE’s tracking error was acceptable.

Monarch DP – The Board noted that Monarch DP maintained a tight bid/ask spread and an acceptable tracking error to the index it seeks to track. The Board observed that Monarch DP underperformed its Morningstar category and peer group medians for the 1-year and since inception periods ended April 30, 2026. The Board noted that Monarch DP ranked in the second quartile of its peer group and Morningstar category with respect to its standard deviation for the same periods. The Board concluded that Monarch DP’s tracking error was acceptable.

Monarch PC – The Board noted that Monarch PC maintained a tight bid/ask spread and an acceptable tracking error to the index it seeks to track. The Board observed that Monarch PC underperformed the Morningstar category across the 1-year, 3-year, 5-year and since inception periods ended April 30, 2026. The Board further observed that Monarch PC underperformed the peer group median for the 1-year and 3-year period ended April 30, 2026, but it outperformed the peer group median for the 5-year and since inception periods ended April 30, 2026. The Board concluded that Monarch PC’s tracking error was acceptable.

Monarch SSE – The Board noted that Monarch SSE maintained a tight bid/ask spread and an acceptable tracking error to the index it seeks to track. The Board observed that Monarch SSE underperformed its peer group and Morningstar category medians for the 1-year and since inception periods ended April 30, 2026. The Board concluded that Monarch SSE’s tracking error was acceptable.

Monarch FDT – The Board noted that Monarch FDT maintained a tight bid/ask spread and an acceptable tracking error to the index it seeks to track. The Board observed that Monarch FDT outperformed its peer group and Morningstar category medians for the 1-year and since inception periods ended April 30, 2026. The Board further observed that Monarch FDT ranked in the second quartile of its peer group and first quartile of its Morningstar category in terms of its net returns. The Board concluded that Monarch FDT’s tracking error was acceptable.

Monarch FGU – The Board noted that Monarch FGU maintained a tight bid/ask spread and an acceptable tracking error to the index it seeks to track. The Board observed that Monarch FGU outperformed its Morningstar category and peer group medians for the 1-year and since inception period ended April 30, 2026. The Board further observed that Monarch FGU ranked in the first quartile of its peer group and Morningstar category with respect to net returns for the same periods. The Board concluded that Monarch FGU’s tracking error was acceptable.

Fees and Expenses. The Board remarked that the trading sub-advisory fee charged by the Sub-Adviser for each of the Funds incorporated a breakpoint schedule. The Board noted that the sub-advisory fee was on par with what the Sub-Adviser charged to other clients The Board noted the Sub-Adviser’s representation that the sub-advisory fee charged to Funds would not change following the closing of the Transaction. The Board determined that the Sub-Adviser’s sub-advisory fee for each of the Funds was not unreasonable.

Profitability. The Board observed the profitability analysis provided by the Sub-Adviser for each of the Funds. The Board noted that the Sub-Adviser was operating each of Monarch AI, Monarch BCE, Monarch FGU, Monarch SSE, Monarch DP and Monarch FDT at a loss. The Board further noted that the Sub-Adviser was earning a modest profit with respect to Monarch PC. The Board determined that excessive profitability was not an issue for the Sub-Adviser with respect to the Funds at this time.

Economies of Scale. The Board considered whether the Sub-Adviser had realized economies of scale with respect to the sub-advisory services provided to the Funds. The Board concluded that it was unlikely that the Sub-Adviser was benefitting from any material economies of scale.

Conclusion. Having requested such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, and with the advice of independent counsel, the Board determined that renewal of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement between the Adviser and the Sub-Adviser, on behalf of the Funds, was in the best interests of the Funds and their shareholders.]

For the reasons set forth above, the Board unanimously recommends that shareholders of the Funds vote in favor of Proposal 2 to approve the New Sub-Advisory Agreement.

PROPOSAL 3 – APPROVAL OF A CHANGE IN THE FUNDS’ DIVERSIFICATION CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED

Background

A “diversified company,” under section 5(b)(1) of the 1940 Act, refers to a fund with the following characteristics: at least 75% of the fund’s total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than (a) 5% of the total value of the fund and (b) not greater than 10% of the outstanding voting securities of such issuer. By contrast, a “non-diversified company” refers to funds that are not “diversified companies,” and therefore, not subject to the preceding limits.

Under section 13(a)(1) of the 1940 Act, a fund may not change from a diversified company to a non-diversified company unless authorized to do so by a vote of the majority of its outstanding securities.

Proposal to Change the Funds’ Diversification Policy

Since its launch, each Fund has identified itself in its registration statements, semi-annual and annual Form N-CSRs, and other regulatory filings as a diversified company. However, the Adviser and the Board believe that each Fund’s investment strategy can be better executed without the restrictions imposed by diversified status under the 1940 Act.

As a result, shareholders of the Funds are being asked to approve a change in the Funds’ diversification policy to change each Fund’s status from “diversified” to “non-diversified”. The Board believes that such a change would be in the best interests of shareholders because it would provide more flexibility in constructing a Fund’s portfolio, potentially allowing the Fund to better achieve its principal investment strategies and track its underlying index with minimal tracking error than might otherwise be possible if the Fund were subject to the constraints of a diversified company as summarized above.

As a non-diversified fund, each Fund will not be subject to the constraints of a diversified company. This means, for example, that each Fund will be able to invest more than 5% of its total assets in the securities of one or more issuers or hold more than 10% of the outstanding voting securities of an issuer. As such, a Fund’s performance may be more sensitive to the returns of a single security issuer, as well as any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. Accordingly, the Funds’ registration statement will be revised to incorporate the requirements of Form N-1A related to non-diversified funds, which will include the addition of the following principal investment risk for each Fund.

Non-Diversified Risk. The Fund is classified as non-diversified. A non-diversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the portfolio manager the flexibility to hold large positions in a smaller number of securities. If so, a price change in any one of those securities would have a greater impact on the Fund’s share price than would be the case in a diversified fund and the Fund is more volatile than if it were diversified.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Funds vote in favor of Proposal 3 to approve a change in the Funds’ diversification policy.

OTHER INFORMATION

OPERATION OF THE FUNDS

The Funds are each a diversified series of the Northern Lights Fund Trust IV, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Board oversees the business activities of the Funds. Like other series of the Trust, the Funds retain various firms to perform specialized services. The Adviser currently serves as the Funds’ investment adviser.

Northern Lights Distributors, LLC serves as principal underwriter and distributor of the Funds. Ultimus Fund Solutions, LLC, provides the Funds with fund accounting and administrative services. Brown Brothers Harriman & Co. provides the Funds with transfer agency services.

The most recent annual report on Form N-CSR of the Funds, including the tailored shareholder reports and audited financial statements for the fiscal year ended February 28, 2026, has been filed. The most recent annual tailored shareholder report has been mailed previously to shareholders. If you would like to receive a copy of the annual report or semi-annual reports on Form N-CSR, financial statements, prospectus and/or statement of additional information, free of charge, please contact the Funds at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246 or by calling (toll-free) (541) 291-4405 and they will be sent to you by first class mail.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the New Advisory Agreement; for approval of the New Sub-Advisory Agreement; for approval of a change in the Funds’ classification from diversified investment companies to non-diversified investment companies; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, the following shares of beneficial interest of each Fund were issued and outstanding:

Fund	Total Number of Outstanding Shares as of the Record Date – [September 4], 2026
Monarch Ambassador Income Index ETF	[ ]
Monarch Blue Chips Elite Index ETF	[ ]
Monarch ProCap Index ETF	[ ]
Monarch Volume Factor Global Unconstrained Index ETF	[ ]
Monarch Select Subsector Index ETF	[ ]
Monarch Dividend Plus Index ETF	[ ]
Monarch Volume Factor Dividend Tree Index ETF	[ ]

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held.

An affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed New Advisory Agreement and New Sub-Advisory Agreement with respect to the applicable Fund and the approval to change the diversification status of the Funds to “non-diversified”. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less. Please note that approval of the proposals by the shareholders of one Fund is not contingent upon the approval of the proposals by the shareholders of any other Fund.

For each Fund, thirty-three and one-third percent (33-1/3%) of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of a Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the three proposals, non-votes and abstentions will have the same effect as a vote against the proposals because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS OF THE FUNDS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund.

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Fund shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Fund shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares.

Although the Trust does not have information concerning its beneficial ownership held in the names of DTC Participants, the following table lists each DTC Participant that owned of record 5% or more of the outstanding shares of the Funds as of the Record Date:

Monarch Ambassador Income Index ETF
Name and Address:	Percentage of Shares Owned
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	[ ]%
Raymond James 880 Carilion Parkway Saint Petersburg Fl, 33716	[ ]%

Monarch Blue Chips Elite Index ETF
Name and Address:	Percentage of Shares Owned
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	[ ]%
Goldman Sachs 30 Hudson Street Jersey City, NY 07302	[ ]%
Raymond James 880 Carilion Parkway Saint Petersburg FL, 33716	[ ]%

Monarch Dividend Plus Index ETF
Name and Address:	Percentage of Shares Owned
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	[ ]%
Raymond James 880 Carilion Parkway Saint Petersburg Fl, 33716	[ ]%

Monarch ProCap Index ETF
Name and Address:	Percentage of Shares Owned
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	[ ]%
Raymond James 880 Carilion Parkway Saint Petersburg Fl, 33716	[ ]%

Monarch Select Subsector Index ETF
Name and Address:	Percentage of Shares Owned
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	[ ]%
Raymond James 880 Carilion Parkway Saint Petersburg Fl, 33716	[ ]%

Monarch Volume Factor Dividend Tree Index ETF
Name and Address:	Percentage of Shares Owned
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	[ ]%
Raymond James 880 Carilion Parkway Saint Petersburg Fl, 33716	[ ]%

Monarch Volume Factor Global Unconstrained Index ETF
Name and Address:	Percentage of Shares Owned
Raymond James 880 Carilion Parkway Saint Petersburg Fl, 33716	[ ]%
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	[ ]%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust did not own any outstanding shares of the Funds as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Funds.

As of the Record Date, the Trustees and officers, as a group, owned less than 1.00% of any Fund’s outstanding shares. As of the Record Date, the Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Adviser or its parents or subsidiaries of either, or any of their respective affiliates.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to [Wendy Wang, Northern Lights Fund Trust IV, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022].

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged [Alliance Advisors, LLC], a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to [Alliance Advisors, LLC] are approximately $[92,062]. [The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Adviser.] In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge, and the Adviser will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to the applicable Fund c/o [150 Clove Road, Suite 400, Little Falls Township, NJ, 07424], by calling (866) 206-8741 or 1-551-368-0042 for international callers or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at the Meeting.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Funds if you wish to receive a separate copy of the Proxy Statement, and the Funds will promptly mail a copy to you. You may also call or write to the Funds if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Funds at [ ], or write the Funds at [c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246].

Appendix A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST IV

and

Kingsview Wealth Management LLC

This AGREEMENT is made as of [ ] between NORTHERN LIGHTS FUND TRUST IV, a Delaware statutory trust (the “Trust”), and KINGSVIEW WEALTH MANAGEMENT LLC, a Delaware limited liability company (the “Adviser”), located at 509 SE 7th Street, 2nd Floor, Grants Pass, OR 97526.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund,” and collectively as the “Funds”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940;

WHEREAS, the Adviser and the Trust, on behalf of the Funds, had entered into a prior advisory agreement, dated January 21, 2021 and amended as of October 24, 2024, (the “Prior Advisory Agreement”);

WHEREAS, the Prior Advisory Agreement automatically terminated upon its “assignment” (as defined under the Act) resulting from a change of control of the Adviser under the Act that occurred in [September] 2026;

WHEREAS, the Adviser and the Trust, on behalf of the Funds, immediately upon the termination of the Prior Advisory Agreement entered into an interim advisory agreement pursuant to Rule 15a-4 under the Act, which terminated upon shareholder approval of this Agreement;

WHEREAS, the Adviser continued to provide investment advisory services to the Funds throughout the period pursuant to the interim advisory agreement;

WHEREAS, the Trustees previously approved this Agreement to replace the interim advisory agreement;

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1.	Services of the Adviser.

1.1 Investment Advisory Services. Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Adviser shall regularly provide the Funds with investment research, advice, management and supervision and shall furnish a continuous investment program for a Fund’s portfolio of securities and other investments. The Adviser shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by each Fund and what portion of the assets of a Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund, and any other specific policies adopted by the Board and disclosed to the Adviser. The Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Funds as to deliveries of securities and other investments and payments of cash for the account of the Funds. All instructions given to the custodian by the Adviser, or its third party designee , shall be in writing. Subject to applicable provisions of the Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Funds in one or more investment companies.

The Adviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The Adviser, or its third party designee, shall instruct all brokers or dealers executing orders with respect to the Account Assets to forward to the custodian and to the Adviser, or its third party designee , copies of all brokerage confirmations promptly after execution of the transaction. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Adviser may aggregate sales and purchase orders of a Fund’s account assets with similar orders being made simultaneously for other accounts managed by the Adviser if, in the Adviser’s reasonable judgment, such aggregation shall result in an overall benefit to a Fund’s account. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of a Fund’s portfolio transactions provided herein.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 10 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) provided the transaction complies with the Trust’s Rule 17e-1 policies and procedures.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this

Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions, which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust’s shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2.	Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Funds. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to each Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund’s cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund’s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel and independent accountants.

2.2.8 Trustees’ Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund’s shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of the Fund’s portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

2.2.17 Compliance Fees. All charges for services and expenses of the Trust’s Chief Compliance Officer.

2.2.18 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.	Advisory Fee

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund’s average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4.	Proxy Voting

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that the Adviser deems, in good faith, to be in the best interest of the Fund and in accordance with the Adviser’s proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5.	Records

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6.	Reports to Adviser

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund’s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7.	Reports to the Trust

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8.	Investment Manager Brochure

The Trust hereby acknowledges that it has received from the Adviser a copy of Part 2A and 2B of Form ADV, at least forty-eight hours prior to entering into this Agreement. The Adviser shall provide a copy of Part 2A and 2B of Form ADV to the Trust within seven days after Trust’s request therefor. Adviser shall provide an updated copy of Part 2A and 2B of Form ADV annually in electronic format.

9.	Code of Ethics

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. The Adviser will provide to the Board of Trustees of the Trust at least annually or as more frequently requested by the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

10.	Retention of Sub-Adviser

Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 12 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

11.	Services to Other Clients

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

12.	Limitation of Liability of Adviser and its Personnel

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 10 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of such rights which the Trust or the Funds may have under federal securities laws.

13.	Effect of Agreement

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

14.	Term of Agreement

With respect to each Fund, the term of this Agreement shall begin upon shareholder approval, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

15.	Amendment or Assignment of Agreement

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Funds affected by such amendment if required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

16.	Effective Date and Termination of Agreement

This Agreement shall become effective upon shareholder approval of this Agreement. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

(i)       By vote of the Trust’s Board of Trustees, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or by “vote of a majority of the outstanding voting securities” of a Fund (as defined in the Act), in each case, upon not more than 60 days’ written notice to the Adviser;

(ii)       By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)      By the Adviser upon 60 days’ written notice to the Trust.

17.	Use of Name

The Trust is named the Northern Lights Fund Trust IV and each Fund may be identified, in part, by the name “Northern Lights.”

18.	Declaration of Trust

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

19.	Confidentiality

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser’s officers, directors, members and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings. The Adviser agrees that, consistent with the Adviser’s Code of Ethics, neither the Adviser nor the Adviser’s officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund’s portfolio holdings.

The terms of this Agreement as well as all information and advice furnished by either party to the other hereunder shall be treated as confidential and shall not be disclosed to third parties except if such party is legally compelled to disclose any of the confidential information by law, regulation or any governmental entity with jurisdiction over it or as necessary in the performance of this Agreement.

20.	Governing Law

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

21.	Interpretation and Definition of Terms

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

22.	Captions

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

23.	Execution in Counterparts

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST IV

By: ______________________________

Name: Wendy Wang

Title: President

Kingsview Wealth Management LLC.

By: ______________________________

Name:

Title:

NORTHERN LIGHTS FUND TRUST IV

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Monarch Ambassador Income Index ETF	0.85%
Monarch Blue Chips Elite Index ETF	0.85%
Monarch Dividend Plus Index ETF	0.85%
Monarch ProCap Index ETF	0.85%
Monarch Select Subsector Index ETF	0.85%
Monarch Volume Factor Dividend Tree Index ETF	0.85%
Monarch Volume Factor Global Unconstrained Index ETF	0.85%

Appendix B

NORTHERN LIGHTS FUND TRUST IV

OPERATING EXPENSES LIMITATION

AND SECURITY AGREEMENT

KINGSVIEW WEALTH MANAGEMENT LLC

THIS OPERATING EXPENSES LIMITATION AND SECURITY AGREEMENT (the “Agreement”) is made as of the [ ], by and between NORTHERN LIGHTS FUND TRUST IV, a Delaware statutory trust (the “Trust”), on behalf of each of the series set forth in Appendix A (each a “Fund” collectively the “Funds”), and the advisor of the Funds, KINGSVIEW WEALTH MANAGEMENT LLC (the “Advisor”).

RECITALS:

WHEREAS, the Adviser has entered into this Agreement, in part, as the result of the termination of a prior advisory agreement, dated January 21, 2021 and amended as of October 24, 2024, between the Trust and the Advisor, on behalf of the Funds, (the “Prior Advisory Agreement”) that terminated upon an “assignment” (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) resulting from a change of control of the Adviser under the 1940 Act;

WHEREAS, the termination of the Prior Advisory Agreement resulted in the termination of the prior operating expenses limitation and security agreement, dated April 18, 2024, between the Advisor and the Trust, on behalf of the Funds (the “Prior Operating Expenses Limitation and Security Agreement”);

WHEREAS, upon the termination of the Prior Advisory Agreement, the Advisor continued to provide investment advisory services to the Funds under an interim advisory agreement and entered into an interim operating expenses limitation and security agreement. Both agreements terminated upon shareholder approval of a new investment advisory agreement;

WHEREAS, the Trustees previously approved this Agreement to replace the interim operating expenses limitation and security agreement;

WHEREAS, the Advisor renders advice and services to the Funds pursuant to the terms and provisions of an Investment Advisory Agreement between the Trust and the Advisor dated as of the [             ] (the “Advisory Agreement”); and

WHEREAS, each Fund is responsible for, and has assumed the obligation for, payment of certain expenses pursuant to the Advisory Agreement that have not been assumed by the Advisor; and

WHEREAS, the Advisor desires to limit each Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of each Fund) desires to allow the Advisor to implement those limits; and

WHEREAS, as a condition to the continuation of its contractual relationship with the Advisor, the Trust has required that Advisor grant to the Trust a continuing security interest in a designated account of the Advisor established with Ultimus Fund Solutions, LLC, Administrator to the Funds, or its successor and assigns (the “Securities Intermediary”), for so long as a Fund’s assets remain below $30 million;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1. Limit on Operating Expenses. The Advisor hereby agrees to limit each Fund’s current Operating Expenses to an annual rate, expressed as a percentage of the Fund’s average daily net assets for the month, to the amounts listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of a Fund, as accrued each month, exceed its Annual Limit, the Advisor will pay to the Fund, on a monthly basis, the excess expense within the first ten days of the month following the month in which such Operating Expenses were incurred (each payment, a “Fund Reimbursement Payment”).

2. Definitions. For purposes of this Agreement, the term “Operating Expenses” with respect to each Fund is defined to include all expenses necessary or appropriate for the operation of the Fund and including the Advisor’s investment advisory or management fee detailed in the Advisory Agreement, any Rule 12b-l fees and other expenses described in the Advisory Agreement, but does not include: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)).

3. Reimbursement of Fees and Expenses. The Advisor retains its right to receive in future years on a rolling three-year basis, reimbursement of any Fund Reimbursement Payments paid by the Advisor pursuant to this Agreement, if such reimbursement can be achieved within the lesser of the Annual Limit in place at the time of waiver or the Annual Limit in place at the time of recapture.

4. Collateral Account and Security Interest. At any time when the Fund’s assets are below $30 million, the Advisor, for value received, hereby pledges, assigns, sets over and grants to the Trust a continuing security interest in an account to be established and maintained by the Advisor with the Securities Intermediary and designated as a collateral account (the “Collateral Account”), including any replacement account established with any successor, together with all dividends, interest, stock-splits, distributions, profits and all cash and non-cash proceeds thereof and any and all other rights as may now or hereafter derive or accrue therefrom (collectively, the “Collateral”) to secure the payment of any required Fund Reimbursement Payment or Liquidation Expenses (as defined in Paragraph 5 of this Agreement). For so long as this Agreement is in effect, any transfers or conveyances of Collateral to any party shall require the approval of the Board of Trustees of the Trust (the “Board”), except as specified in Section 7(a)(ii) of this Agreement, below. In addition, the Trust will not issue entitlement orders, redeem or otherwise take any action with respect to the

Collateral or Collateral Account unless a Collateral Event (defined below under Section 5 of this Agreement) has occurred or is continuing.

5. Collateral Event. In the event that either (a) the Advisor does not make a Fund Reimbursement Payment due in connection with a particular calendar month by the tenth day of the following calendar month or (b) the Board enacts a resolution calling for the liquidation of the Fund (either (a) or (b), a “Collateral Event”), then, in either event, the Board shall have absolute discretion to redeem any shares or other Collateral held in the Collateral Account and utilize the proceeds from such redemptions or such other Collateral to make any required Fund Reimbursement Payment, or to cover any costs or expenses which will be required in connection with the liquidation of the Fund (the “Liquidation Expenses”). Such Liquidation Expenses will be reviewed and agreed to by both the Advisor and the Board in writing prior to the Board utilizing the proceeds from the Collateral Account to satisfy any such Liquidation Expenses. Pursuant to the terms of Paragraph 6 of this Agreement, upon authorization from the Board, but subject to the provisions of the Control Agreement, no further instructions shall be required from the Advisor for the Securities Intermediary to transfer any Collateral from the account in the Collateral Account to the Fund. The Advisor acknowledges that in the event the Collateral available in the Collateral Account is insufficient to cover the full cost of any Fund Reimbursement Payment or Liquidation Expenses, the Fund may retain the right to receive from the Advisor any costs in excess of the value of the Collateral.

6. Control Agreement; Appointment of Attorney-in-Fact. The Advisor agrees to execute and deliver to the Board, in form and substance satisfactory to the Board, a Control Agreement by, between and among the Trust, the Advisor and the Securities Intermediary (the “Control Agreement”) pursuant to and consistent with Section 8-106(c) of the New York Uniform Commercial Code, which shall terminate when the Collateral Account is no longer required under this Agreement. Without limiting the foregoing, for so long as the Collateral Account is required under the Agreement, the Advisor hereby irrevocably constitutes and appoints the Trust, through any officer thereof, with full power of substitution, as Advisor’s true and lawful Attorney-in-Fact, with full irrevocable power and authority in place and stead of the Advisor and in the name of the Advisor or in the Trust’s own name, from time to time, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate actions and to execute and deliver any and all documents and instruments which the Board deems necessary to accomplish the purpose of this Agreement, which power of attorney is coupled with an interest and shall be irrevocable. Without limiting the generality of the foregoing, the Trust shall have the right and power following any Collateral Event to receive, endorse and collect all checks and other orders for the payment of money made payable to the Advisor representing any interest payment, dividend, or other distribution payable in respect of or to the Collateral, or any part thereof, and to give full discharge for the same. So long as a Collateral Event has occurred and is continuing, the Board, in its discretion, may direct the Advisor or Advisor’s agent to transfer the Collateral in certificated or uncertificated form into the name and account of the Trust or its designee.

7. Covenants. So long as this Agreement shall remain in effect, the Advisor represents and covenants as follows:

(a)	No later than 120 days after the Fund becomes operational, the Advisor shall invest at least $30,000 (the “Collateral Amount”) in the Collateral Account, unless the Fund’s assets have reached $30 million by that time (in which case no Collateral Account is required until the Fund’s assets fall below $30 million for more than 30 days). If a Collateral Account is established: (i) the Advisor will maintain at least $30,000 in said account, such that additional amounts will be deposited by the Advisor where Fund outflows or negative performance reduce the Collateral Account below $30,000 for a period of more than thirty days; (ii) when the Fund’s combined assets reach $30 million or more in net assets, the Advisor may withdraw all assets from said account, less the minimum amount required to maintain the account open; and (iii) the Advisor hereby agrees to deposit and maintain $30,000 in the Collateral Account within 30 days of Fund’s assets falling below $30 million, where assets have not risen above $30 million at the end of that 30-day period. If a Collateral Account is established, the Collateral Account may be closed completely upon Fund assets reaching $100 million.

(b)	To the fullest extent permitted by law, the Advisor agrees not to challenge any action taken by the Board or the Trust in executing the terms of this Agreement; provided that the action does not constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of the Board under this Agreement, the Advisory Agreement, or to the Fund’s shareholders.

(c)	The Trust will not issue entitlement orders, redeem or otherwise take any action with respect to the Collateral or Collateral Account unless a Collateral Event (defined above under Section 5 of this Agreement) has occurred or is continuing.

8. Term. This Agreement shall become effective for each Fund listed on Appendix A, unless sooner terminated as provided in Paragraph 9 of this Agreement, beginning with the effective date and for the minimum duration as described in Appendix A with respect to each Fund and shall continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Trustees of the Trust.

9. Termination. This Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Advisor. This Agreement may not be terminated by the Advisor without the consent of the Board. This Agreement and the Control Agreement will automatically terminate, with respect to any Fund listed in Appendix A if the Advisory Agreement for such Fund is terminated and such Fund continues to operate under the management of a new investment adviser, with such termination effective upon the effective date of the Advisory Agreement’s termination for such Fund.

10. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

NORTHERN LIGHTS FUND TRUST IV	Kingsview Wealth Management LLC
on behalf of the Funds listed in Appendix A

By: _________________________________	By: ________________________________
Name: Wendy Wang	Name:
Title: President	Title:

Appendix A

Fund	Operating Expense Limit	Effective Date	Minimum Duration
Monarch Ambassador Income Index ETF	1.25%	[ ]	[ ]
Monarch Blue Chips Elite Index ETF	1.25%	[ ]	[ ]
Monarch ProCap Index ETF	1.25%	[ ]	[ ]
Monarch Volume Factor Global Unconstrained Index ETF	1.25%	[ ]	[ ]
Monarch Volume Factor Dividend Tree Index ETF	1.25%	[ ]	[ ]
Monarch Select Subsector Index ETF	1.25%	[ ]	[ ]
Monarch Dividend Plus Index ETF	1.25%	[ ]	[ ]

Appendix C

PENSERRA CAPITAL MANAGEMENT LLC

SUB-ADVISORY AGREEMENT

Sub-Advisory Agreement (this “Agreement”) entered into as of the [ ] day of [ ], 2026, by and between Kingsview Wealth Management LLC, a limited liability company with its principal place of business at 509 SE 7th Street, 2nd Floor, Grants Pass, Oregon 97526 (the “Adviser”), and Penserra Capital Management LLC, a registered investment advisor organized under the laws of the State of New York (the “Sub-Adviser”).

WHEREAS, Northern Lights Fund Trust IV, a Delaware statutory trust (the “Trust”), is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Adviser and Sub-Adviser each is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Adviser had entered into a prior sub-advisory agreement with the Sub-Adviser, on behalf of the Funds, (the “Prior Sub-Advisory Agreement”);

WHEREAS, the Prior Sub-Advisory Agreement automatically terminated upon the termination of the Investment Advisory Agreement between the Adviser and the Trust that occurred in [September] 2026;

WHEREAS, upon the termination of the Prior Sub-Advisory Agreement, the Sub-Adviser continued to provide sub-advisory services to the Funds under an interim sub-advisory agreement. The interim sub-advisory agreement terminated upon shareholder approval of this Agreement;

WHEREAS, the Trustees previously approved this Agreement to replace the interim sub-advisory agreement;

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

WHEREAS, the Adviser and the Trust desire to retain the Sub-Adviser to render portfolio management services to the Funds in the manner and on the terms set forth in this Agreement, and the Sub-Adviser is willing to provide such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.	Appointment and Acceptance of Appointment. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser to the Funds for the periods and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Sub-Advisory Services.

(a)	The Sub-Adviser shall, subject to the supervision and oversight of the Adviser, manage the investment and reinvestment of such portion of the assets of the Funds, as the Adviser may from time to time allocate to the Sub-Adviser for management (the “Sub-Advised Assets”). The Sub-Adviser shall manage the Sub-Advised Assets in conformity with (i) the investment objective, policies and restrictions of the Funds set forth in the Trust’s prospectus and statement of additional information relating to the Funds, as they may be amended from time to time, any additional policies or guidelines, including without limitation compliance policies and procedures, established by the Adviser, the Trust’s Chief Compliance

Officer, or by the Trust’s Board of Trustees (“Board”) that have been furnished in writing to the Sub-Adviser, (ii) the written instructions and directions received from the Adviser and the Trust as delivered; and (iii) the requirements of the 1940 Act, the Advisers Act, and all other federal and state laws applicable to registered investment companies and the Sub-Adviser’s duties under this Agreement, all as may be in effect from time to time. The foregoing are referred to below together as the “Policies.”

For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Sub-Advised Assets as though the Sub-Advised Assets constituted the entire Fund, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Funds, other than the Sub-Advised Assets, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Adviser, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Funds, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Sub-Advised Assets may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 2(a), however, (i) the Sub-Adviser shall, upon and in accordance with written instructions from the Adviser, effect such portfolio transactions for the Sub-Advised Assets as the Adviser shall determine are necessary in order for the Funds to comply with the Policies, and (ii) upon notice to the Sub-Adviser, the Adviser may effect in-kind redemptions with shareholders of the Funds with securities included within the Sub-Advised Assets.

(b)	Absent instructions from the Adviser or the officers of the Trust to the contrary, the Sub-Adviser shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which a Fund is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or other account over which the Sub-Adviser and/or an affiliate of the Sub-Adviser exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons, the Sub-Adviser shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, the Sub-Adviser may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of the Sub-Adviser’s opinion of the reliability and quality of such broker, dealer or such other person; broker or dealers selected by the Sub-Adviser for the purchase and sale of securities or other investment instruments for the Sub-Advised Assets may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rules 17e-1 and 10f-3 under the 1940 Act and the Trust’s Rule 17e-1 and Rule 10f-3 Procedures, respectively, in all respects, or any other applicable exemptive rules or orders applicable to the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser will not effect any transaction with a broker or dealer that is an “affiliated person” (as defined under the 1940 Act) of the Sub-Adviser or the Adviser without the prior approval of the Adviser. The Adviser shall provide the Sub-Adviser with a list of brokers or dealers that are affiliated persons of the Adviser.

(c)	The Sub-Adviser acknowledges that the Adviser and the Trust may rely on Rules 17a-7, 17a-10, 10f-3 and 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other investment adviser to the Trust with respect to transactions in securities for the Sub-Advised Assets or any other transactions in the Trust’s assets, other than for the purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

(d)	The Sub-Adviser has provided the Adviser with a true and complete copy of its compliance policies and procedures for compliance with “federal securities laws” (as such term is defined under Rule 38a-1 of the 1940 Act) and Rule 206(4)-7 of the Advisers Act (the “Sub-Adviser Compliance Policies”). The Sub-Adviser’s chief compliance officer (“Sub-Adviser CCO”) shall provide to the Trust’s Chief Compliance Officer (“Trust CCO”) or his or her delegate promptly (and in no event more than 10 business days) the following:

(i)	a report of any material changes to the Sub-Adviser Compliance Policies;

(ii)	a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;

(iii)	a copy of the Sub-Adviser CCO’s report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)	an annual (or more frequently as the Trust CCO may request) certification regarding the Sub-Adviser’s compliance with Rule 206(4)-7 under the Advisers Act and Rule 38a-1 of the 1940 Act as well as the foregoing sub-paragraphs (i) – (iii).

(e)	The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Funds as well as other fiduciary or agency accounts managed by the Sub-Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available and execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most fair and equitable over time to the Funds and to its other accounts.

(f)	The Sub-Adviser, in connection with its rights and duties with respect to the Funds and the Trust shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

(g)	The services of the Sub-Adviser hereunder are not deemed exclusive and the Sub-Adviser shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby. The Sub-Adviser will waive enforcement of any non-compete agreement or other agreement or arrangement to which it is currently a party that restricts, limits, or otherwise interferes with the ability of the Adviser to employ or engage any person or entity to provide investment advisory or other services and will transmit to any person or entity notice of such waiver as may be required to give effect to this provision; and the Sub-Adviser will not become a party to any non-compete agreement or any other agreement, arrangement, or understanding that would restrict, limit, or otherwise interfere with the ability of the Adviser and the Trust or any of their affiliates to employ or engage any person or organization, now or in the future, to manage the Funds or any other assets managed by the Adviser.

(h)	The Sub-Adviser shall furnish the Adviser reports concerning portfolio transactions and performance of the Sub-Advised Assets as the Adviser may reasonably determine in such form as may be mutually agreed upon, and agrees to review the Sub-Advised Assets with the Adviser and discuss the management of them. The Sub-Adviser shall promptly respond to requests by the Adviser and the Trust CCO or their delegates for copies of the pertinent books and records maintained by the Sub-Adviser relating directly to the Funds. The Sub-Adviser shall also provide the Adviser with such other information and reports, including information and reports related to compliance matters, as may reasonably be requested by it from time to time, including without limitation all material requested by or required to be delivered to the Board.

(i)	Unless otherwise instructed by the Adviser, the Sub-Adviser shall not have the power, discretion or responsibility to vote any proxies in connection with securities in which the Sub-Advised Assets may be invested, and the Adviser shall retain such responsibility.

(j)	The Sub-Adviser shall cooperate promptly and fully with the Adviser and/or the Trust in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Trust, the Funds or the Adviser brought by any governmental or regulatory authorities. The Sub-Adviser shall provide the Trust CCO or his or her delegate with notice within a reasonable period of any deficiencies or other issues identified by the United States Securities and Exchange Commission (“SEC”) in an examination or otherwise that relate to or that may affect the Sub-Adviser’s responsibilities with respect to the Funds.

(k)	The Sub-Adviser shall be responsible for the preparation and filing of Form 13F on behalf of the Sub-Advised Assets. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required on behalf of the Sub-Advised Assets, except as may be expressly agreed to in writing.

(l)	The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Advised Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

(m)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitments under this Agreement.

3.	Representations and Warranties of the Parties

(a)	The Sub-Adviser represents and warrants to the Adviser as follows:

(i)	The Sub-Adviser is a registered investment adviser under the Advisers Act;

(ii)	The Form ADV that the Sub-Adviser has previously provided to the Adviser is a true and complete copy of the form as currently filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV;

(iii)	The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage; and

(iv)	This Agreement has been duly authorized and executed by the Sub-Adviser.

(b)	The Adviser represents and warrants to the Sub-Adviser as follows:

(i)	The Adviser is registered under the Advisers Act; and

(ii)	The Adviser and the Trust have duly authorized the execution of this Agreement by the Adviser.

4.       Obligations of the Adviser.

(a)	The Adviser shall provide (or cause the Funds’ Custodian (as defined in Section 5 hereof), the Funds’ accountant and the Funds’ distributor to provide) timely information to the Sub-Adviser regarding such matters as the composition of the Sub-Advised Assets, cash requirements and cash available for investment in the Sub-Advised Assets, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

(b)	The Adviser has furnished the Sub-Adviser with a copy of the prospectus and statement of additional information of the Funds and it agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Adviser agrees to furnish the Sub-Adviser with copies of any financial statements or reports made by the Funds to their shareholders, and any further materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

5.	Custodian. The Adviser shall provide the Sub-Adviser with a copy of the Funds’ agreement with the custodian designated to hold the assets of the Funds (the “Custodian”) and any material modifications thereto (the “Custody Agreement”) that may affect the Sub-Adviser’s duties, copies of such modifications to be provided to the Sub-Adviser reasonably in advance of the effectiveness of such modifications. The Sub-Advised Assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Funds shall be delivered directly to the Custodian.

6.	Use of Name. During the term of this Agreement, the Adviser shall have permission to use the Sub-Adviser’s name in the offering and marketing of the Funds, and agrees to furnish the Sub-Adviser, for its prior approval at its principal office all prospectuses, brochures, advertisements, promotional materials, web-based information, proxy statements, shareholder reports and other similar informational materials that are to be made available to shareholders of the Funds or to the public and that refer to the Sub-Adviser in any way. The Sub-Adviser agrees that the Adviser may request that the Sub-Adviser approve use of a certain type, and that the Adviser need not provide for approval each additional piece of marketing material that is of substantially the same type.

During the term of this Agreement, the Sub-Adviser shall not use the Adviser’s name or the Trust’s name without the prior consent of the Adviser.

7.	Expenses. During the Term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with the performance of its duties under paragraph 2 hereof other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of the securities or other investment instruments purchased or sold for the Funds.

8.	Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid the fees in the amounts and in the manner set forth in Schedule B hereto.

9.	Independent Contractor Status. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Funds or the Adviser.

10.	Liability and Indemnification.

(a)	Liability. The duties of the Sub-Adviser shall be confined to those expressly set forth herein with respect to the Sub-Advised Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss directly resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. The Sub-Adviser shall have no liability for any indirect, incidental, consequential, special, exemplary or punitive damages even if the Sub-Adviser has been advised of the possibility of such damages. Furthermore, under no circumstances shall the Sub-Adviser be liable for any loss arising out of any act or omission taken by another sub-adviser, or any other third party, in respect of any portion of the Trust’s assets not managed by the Sub-Adviser pursuant to this Agreement. Notwithstanding the foregoing, nothing herein shall be deemed to relieve the Sub-Adviser of any liability it would otherwise have under applicable federal securities laws.

(b)	Indemnification.

(i)	The Sub-Adviser shall indemnify the Adviser, the Trust and the Funds, and their respective affiliates and controlling persons (the “Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Trust or the Funds and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s breach of this Agreement or its representations and warranties herein or as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of either the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

(ii)	The Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons (the “Sub-Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

11.	Effective Date and Termination. This Agreement shall become effective upon shareholder approval of this Agreement, and:

(a)	unless otherwise terminated, this Agreement shall continue in effect until [date two years from signing date], and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Funds, and

(ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Adviser or the Sub-Adviser, cast at a meeting called for the purpose of voting on such approval;

(b)	this Agreement may at any time be terminated on 60 days’ written notice to the Sub-Adviser either by vote of the Board or by vote of a majority of the outstanding voting securities of the Funds;

(c)	this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

(d)	this Agreement may be terminated by the Sub-Adviser on 60 days’ written notice to the Adviser and the Trust, or by the Adviser immediately upon notice to the Sub-Adviser.

(e)	Termination of this Agreement pursuant to this Section 11 shall be without the payment of any penalty.

12.	Amendment. This Agreement may be amended at any time by mutual consent of the Adviser and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Funds and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Adviser, or the Sub-Adviser, cast at a meeting called for the purpose of voting on such approval.

13.	Assignment. The Sub-Adviser may not assign this Agreement and this Agreement shall automatically terminate in the event of an “assignment,” as such term is defined in Section 2(a)(4) of the 1940 Act. The Sub-Adviser shall notify the Adviser in writing sufficiently in advance of any proposed change of “control,” as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Trust and/or the Adviser to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new Sub-Advisory Agreement with the Sub-Adviser, and (c) prepare, file, and deliver any disclosure document to the Funds’ shareholders as may be required by applicable law.

14.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to paragraph 11(c) hereof) and, to the extent provided in paragraph 10 hereof, each Sub-Adviser and Adviser Indemnified Person. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

15.	Regulation S-P. In accordance with Regulation S-P, if non-public personal information regarding any party’s customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

16.	Confidentiality. Any information or recommendations supplied by either the Adviser or the Sub-Adviser, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings of the Trust, financial information or other information relating to a party to this Agreement, are to be regarded as confidential

(“Confidential Information”) and held in the strictest confidence. Except as may be required by applicable law or rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the Custodian, and such persons as the Adviser may designate in connection with the Sub-Advised Assets.

17.	Notices. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For: Kingsview Wealth Management LLC

509 SE 7th Street 2nd Floor Grants Pass, OR 97526 Attn: Joshua Lewis

For: Penserra Capital Management LLC

4 Orinda Way Suite 100A Orinda, CA 94563
Attn: Dustin Lewellyn

For: Northern Lights Fund Trust IV

c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 Attn: Wendy Wang

18.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.	Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, or any applicable provisions of the 1940 Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with the applicable provisions of the 1940 Act, the 1940 Act shall control.

20.	Severability and Survival. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Section 10 shall survive the termination of this Agreement.

Kingsview Wealth Management LLC

By:

Name:
Title:

Penserra Capital Management LLC

By :

Name: Dustin Lewellyn
Title:

Schedule A

Funds

Monarch Ambassador Income Index ETF

Monarch Blue Chips Elite Index ETF

Monarch Dividend Plus Index ETF

Monarch Pro Cap Index ETF

Monarch Select Subsector Index ETF

Monarch Volume Factor Dividend Tree Index ETF

Monarch Volume Factor Global Unconstrained Index ETF

Schedule B

Sub-advisory Fees

 The Advisor, pursuant to Section 3 of this Agreement, agrees to pay the Sub-adviser under the following schedule:

For the services to be rendered by the Sub-adviser as provided in Section 2 of this Agreement, the Adviser shall pay to the Sub-adviser at the end of each month an advisory fee accrued daily and payable monthly based on an annual percentage rate of each Series’ average daily net assets or minimum fee as follows:

0.05% on the first $100 million in aggregate net assets

0.04% on the next $400 million in aggregate net assets;

0.03% on aggregate net assets in excess of $500 million

Subject to an annual minimum fee of $15,000 on each Fund

Appendix D

NORTHERN LIGHTS FUND TRUST IV

Mr AB Sample Sample
Street Sample Town
Sampleshire, XXX XXX

As a shareholder of [Fund Name], you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on November 9, 2026.

PROXY VOTING INSTRUCTIONS
Please have your 11-digit control number ready when voting by Internet or telephone.

Vote Your Proxy on the Internet: Have your proxy card available when you access the website as instructed on your proxy card. Follow the prompts to vote your shares.

Vote Your Proxy by Phone: Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call the number provided. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

CONTROL

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE

NORTHERN LIGHTS FUND TRUST IV

[Fund Name]

SPECIAL MEETING OF SHAREHOLDERS 10:00 A.M. CENTRAL TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NORTHERN LIGHTS FUND TRUST IV

The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoint(s) [NAMED PROXIES], or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of the Fund, that the shareholder is/are entitled to vote at the Special Meeting of Shareholders to be held on November 10, 2026, at 10:00 a.m. Central Time (together with any adjournment or postponement thereof) at the offices of Kingsview Wealth Management LLC at 1 N Wacker Dr #2405, Chicago, Illinois 60606. In order to attend the meeting virtually, you must register at https://web.viewproxy.com/monarch/2026 by 11:59 p.m. ET on November 9, 2026. On the day of the Special Meeting of Shareholders, if you have properly registered, you may enter the meeting by clicking on the link you received via email in your registration confirmation. Further instructions on how to attend and vote at the Special Meeting of Shareholders are contained in the Proxy Statement.

Mr AB Sample Sample
Street Sample Town
Sampleshire, XXX XXX

CONTROL

Address Change:

(If you noted any Address Changes above, please mark box.)
☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF TRUSTEES’ RECOMMENDATIONS.

Signature

Date

Title

Signature (Joint Owners)

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

Appendix D

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on November 10, 2026:

The Proxy Statement is available at:
https://web.viewproxy.com/monarch/2026

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted “FOR” the proposals.

Please mark your votes like this ☒

1.	To approve a new investment advisory agreement between Northern Lights Fund IV (the “Trust”), on behalf of each Fund (as listed in the enclosed Notice of Special Meeting), and Kingsview Wealth Management LLC (the “Adviser”). (Shareholders of each of Fund, as listed in the enclosed Notice of Special Meeting, voting separately).

FOR ☐      AGAINST ☐      ABSTAIN ☐

2.	To approve a new investment sub-advisory agreement between the Adviser and Penserra Capital Management LLC, on behalf of each Fund (as listed in the enclosed Notice of Special Meeting), the Funds’ investment sub-adviser. (Shareholders of each of Fund, as listed in the enclosed Notice of Special Meeting, voting separately).

FOR ☐      AGAINST ☐      ABSTAIN ☐

3.	To approve a change in the Funds’ (as listed in the enclosed Notice of Special Meeting) classification from diversified investment companies to non-diversified investment companies. (Shareholders of each of Fund, as listed in the enclosed Notice of Special Meeting, voting separately).

FOR ☐      AGAINST ☐      ABSTAIN ☐

Note: Such other business as may properly come before the meeting, and any adjournment or postponement thereof.